                                                                   EXHIBIT 10.47

                                TEPPCO RETIREMENT
                                CASH BALANCE PLAN

                            (AS AMENDED AND RESTATED
                           EFFECTIVE JANUARY 1, 2002)

                                TEPPCO RETIREMENT
                                CASH BALANCE PLAN

      WHEREAS, TEXAS EASTERN PRODUCTS PIPELINE COMPANY, LLC (the "COMPANY"), desiring to aid its employees in making provision for their retirement, previously adopted the TEPPCO RETIREMENT CASH BALANCE PLAN (the "Plan") for the benefit of its employees; and

      WHEREAS, the Company desires to amend the Plan to comply with the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001;

      NOW, THEREFORE, the Plan is hereby amended and restated effective as of January 1, 2002, as follows:

                                TABLE OF CONTENTS

                                                                                  Section
                                                                                  -------
ARTICLE I - DEFINITIONS AND CONSTRUCTION

      Definitions ..........................................................          1.1
      Number and Gender ....................................................          1.2
      Headings .............................................................          1.3
      Construction .........................................................          1.4

ARTICLE II - PURPOSE OF PLAN

ARTICLE III - PARTICIPATION

      Eligibility ..........................................................          3.1
      Continuation of Participation ........................................          3.2

ARTICLE IV - CASH BALANCE CREDITS

      Creditable Service ...................................................          4.1
      Cash Balance Credits .................................................          4.2
      Break in Service .....................................................          4.3
      Cash-Out .............................................................          4.4

ARTICLE V - RETIREMENT BENEFITS

      Normal Retirement ....................................................          5.1
      Early Retirement .....................................................          5.2
      Postponed Retirement .................................................          5.3

ARTICLE VI - DISABILITY BENEFITS

ARTICLE VII - SEVERANCE BENEFITS AND DETERMINATION OF VESTED INTEREST

      No Benefits Unless Herein Set Forth ..................................          7.1
      Determination Of Vested Interest .....................................          7.2
      Severance Benefit ....................................................          7.3
      Vesting Service ......................................................          7.4
      Cash-Outs and Forfeitures ............................................          7.5

ARTICLE VIII - DEATH BENEFITS

      Before Annuity Starting Date .........................................          8.1
      Death Benefits After Annuity Starting Date ...........................          8.2
      Cash-Out of Death Benefit ............................................          8.3


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
                                                                                  Section
                                                                                  -------
ARTICLE IX - TIME AND FORM OF PAYMENT OF BENEFITS

      Time of Payment of Benefits ..........................................          9.1
      Restrictions on Time of Payment of Benefits ..........................          9.2
      Required Distributions and Distribution Deadlines ....................          9.3
      Standard Form of Benefit for Participants ............................          9.4
      Election Not to Take Standard Form of Benefit ........................          9.5
      Alternative Forms of Benefit .........................................          9.6
      Cash-Out of Accrued Benefit ..........................................          9.7
      Direct Rollover Election .............................................          9.8
      Special Distribution Limitations .....................................          9.9
      Cessation of Certain Payments if Liquidity Shortfall .................          9.10
      Beneficiaries ........................................................          9.11
      Reemployment of Participants .........................................          9.12
      Actuarial Equivalency ................................................          9.13
      Commercial Annuities .................................................          9.14
      Unclaimed Benefits ...................................................          9.15
      Claims Procedures ....................................................          9.16

ARTICLE X - LIMITATIONS ON BENEFITS

      General Limitations ..................................................         10.1
      Combining Plans ......................................................         10.2
      Limitation Year ......................................................         10.3

ARTICLE XI - FUNDING

      No Contributions by Participants .....................................         11.1
      Employer Contributions ...............................................         11.2
      Forfeitures ..........................................................         11.3
      Payments to Trustee ..................................................         11.4
      Return of Contributions ..............................................         11.5

ARTICLE XII - ADMINISTRATION OF THE PLAN

      Appointment of Committee .............................................         12.1
      Term, Vacancies, Resignation, and Removal ............................         12.2
      Officers, Records, and Procedures ....................................         12.3
      Meetings .............................................................         12.4
      Self-Interest of Members .............................................         12.5
      Compensation and Bonding .............................................         12.6
      Committee Powers and Duties ..........................................         12.7
      Third Party Administrative Services ..................................         12.8
      Employer to Supply Information .......................................         12.9
      Indemnification ......................................................         12.10

                                                                                  Section
                                                                                  -------
ARTICLE XIII - TRUSTEE AND ADMINISTRATION OF TRUST FUND

      Appointment, Resignation, Removal, and Replacement of Trustee ........         13.1
      Trust Agreement ......................................................         13.2
      Payment of Expenses ..................................................         13.3
      Trust Fund Property ..................................................         13.4
      Authorization of Benefit Payments ....................................         13.5
      Payments Solely from Trust Fund ......................................         13.6
      No Benefits to the Employer ..........................................         13.7

ARTICLE XIV - FIDUCIARY PROVISIONS

      Article Controls .....................................................         14.1
      General Allocation of Fiduciary Duties ...............................         14.2
      Fiduciary Duty .......................................................         14.3
      Delegation of Fiduciary Duties .......................................         14.4
      Investment Manager ...................................................         14.5

ARTICLE XV - ADOPTING EMPLOYERS

      Approval of the Board ................................................         15.1
      Single Plan ..........................................................         15.2
      Amendments, Termination and Appointment of Committee and Trustee .....         15.3
      Transfers Among Employers ............................................         15.4
      Termination of Participation .........................................         15.5
      Single Plan ..........................................................         15.6

ARTICLE XVI - AMENDMENTS

      Right to Amend .......................................................         16.1
      Limitations on Amendments ............................................         16.2

ARTICLE XVII - TERMINATION, PARTIAL TERMINATION, AND MERGER OR CONSOLIDATION

      Right to Terminate or Partially Terminate ............................         17.1
      Procedure in the Event of Termination or Partial Termination .........         17.2
      Merger, Consolidation, or Transfer ...................................         17.3

ARTICLE XVIII - MISCELLANEOUS PROVISIONS

      Not Contract of Employment ...........................................         18.1
      Alienation of Interest Forbidden .....................................         18.2
      Uniformed Services Employment and Reemployment Rights Act
            Requirements ...................................................         18.3
      Payments to Minors and Incompetents ..................................         18.4
      Participant's and Beneficiary's Addresses ............................         18.5
      Nondiscrimination Testing ............................................         18.6

                                                                                  Section
                                                                                  -------
      Incorrect Information, Fraud, Concealment, or Error ..................         18.7
      Severability .........................................................         18.8
      Jurisdiction .........................................................         18.9

ARTICLE XIX - TOP-HEAVY STATUS

      Article Controls .....................................................         19.1
      Definitions ..........................................................         19.2
      Top-Heavy Status .....................................................         19.3
      Top-Heavy Vesting Schedule ...........................................         19.4
      Top-Heavy Benefit ....................................................         19.5
      Termination of Top-Heavy Status ......................................         19.6
      Effect of Article ....................................................         19.7

                                   ARTICLE I

                          DEFINITIONS AND CONSTRUCTION

      1.1 DEFINITIONS. Where the following words and phrases appear in the Plan, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary.

            (a) "ACT" means the Employee Retirement Income Security Act of 1974, as amended.

            (b) "ACTIVE PARTICIPANT" means a Participant who, for a particular month, is (A) an Eligible Employee who (i) performs an Hour of Service for an Employer during such month or (ii) is on an Authorized Leave of Absence from an Employer during such month, or (B) is Disabled during such month and was an Eligible Employee immediately prior to his becoming Disabled; provided, however, that such Disabled Participant has not elected to commence receipt of his benefit payable under the Plan.

            (c) "ACTUARIAL EQUIVALENT" means equality in value of the aggregate amounts expected to be received under different times and forms of payment based upon the following assumptions:

      (A) For determining Actuarial Equivalence for all purposes other than as described in (B) below, the assumptions shall be a 7% per annum interest rate assumption and mortality rate assumptions determined under the 1983 Group Annuity Mortality Table weighted 50% male and 50% female;

      (B) For determining Actuarial Equivalence in determining (i) the monthly payment amount derived by converting a Cash Balance Accrual into a single life annuity, (ii) a present value of a benefit, (iii) the amount of a lump sum payment or (iv) the amount of any other payment of a benefit made in a form other than a non-decreasing annuity (other than an annuity that decreases merely because of the cessation or reduction of Social Security supplements or qualified disability payments, as defined in section 411(a)(9) of the Code) payable for a period not less than the life of the Participant or former Participant or, in the case of a "qualified pre-retirement survivor annuity" (as that term is defined in section 417(c) of the Code), the life of the Eligible Surviving Spouse, the assumptions shall be the Applicable Interest Rate and the Applicable Mortality Table.

            (d) "AFFILIATED COMPANY" means the Company and any corporation which is a member of a controlled group of corporations (as defined in section 414(b) of the Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in section 414(c) of the Code) with the Company; any organization which is a member of an affiliated service group (as defined in section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under section 414(o) of the Code.

            (e) "ANNUITY STARTING DATE" means with respect to each Participant, former Participant or Beneficiary, the first day of the first period for which an amount is payable to the Participant, former Participant or Beneficiary under the terms of the Plan.

            (f) "APPLICABLE INTEREST RATE" means the annual rate of interest on 30-year Treasury securities for the look-back month preceding the first day of the stability period. For purposes of this Paragraph, the "look-back month" shall be the second month preceding the first day of the stability period and the "stability period" shall be the Plan Year that contains the Annuity Starting Date with respect to the benefit.

            (g) "APPLICABLE MORTALITY TABLE" means the mortality table based on the prevailing commissioners' standard table (described in section 807(d)(5)(A) of the Code) used to determine reserves for group annuity contracts issued on the date as of which equivalent value is determined (without regard to any other subparagraph of section 807(d)(5)) that is prescribed by the Commissioner in revenue rulings, notices or other guidance published in the Internal Revenue Bulletin. Notwithstanding any other Plan provisions to the contrary, effective for distributions with Annuity Starting Dates on or after January 1, 2003, the "Applicable Mortality Table" used for purposes of (A) adjusting any benefit or limitation under section 415(b)(2)(B), (C) or (D) of the Code (as set forth in Section 10.1), (B) satisfying the requirements of section 417(e) of the Code and (C) computing the present value of the Participant's or former Participant's Accrued Benefit shall be the table prescribed in Revenue Ruling 2001-62.

            (h) "ATTAINED AGE" means the age of a Participant on any given date, determined in whole years plus, for partial years, number of days.

            (i) "AUTHORIZED LEAVE OF ABSENCE" means a leave of absence from an Employer or an Affiliated Company authorized by the Employer or such Affiliated Company in accordance with uniform rules applicable on a non-discriminatory basis to all Employees and that includes paid or unpaid family and medical leave qualified under the Family and Medical Leave Act, as amended, and any state law equivalent, paid or unpaid maternity or paternity leave, and service in the military, but only if such Employee has reemployment rights protected by USERRA. Such leave shall be an Authorized Leave of Absence provided that the Employee resumes employment immediately upon the expiration of such period in accordance with the terms of such leave, or in the case of military service, within the period of time after discharge required by USERRA in order to maintain reemployment rights.

            (j) "BENEFICIARY" OR "BENEFICIARIES" means the person or persons, or the trust or trusts created for the benefit of a natural person or persons or the Participant's or former Participant's estate, designated by the Participant or former Participant to receive the benefits payable under the Plan upon his death.

            (k) "BOARD" means the Board of Directors of the Company.

            (l) "CASH BALANCE ACCRUAL" means for each Participant and as of any determination date, the sum of all Cash Balance Contributions and Cash Balance Interest Credits credited for such Participant under the Plan.

            (m) "CASH BALANCE CONTRIBUTIONS" means an amount credited to an Active Participant's Cash Balance Accrual pursuant to Section 4.2(a).

            (n) "CASH BALANCE INTEREST CREDITS" means an amount credited to a Participant's Cash Balance Accrual pursuant to Section 4.2(b).

            (o) "CODE" means the Internal Revenue Code of 1986, as amended.

            (p) "COMMITTEE" means the administrative committee appointed by the Company to administer the Plan.

            (q) "COMPANY" means Texas Eastern Products Pipeline Company, LLC.

            (r) "COMPENSATION" means, effective for Plan Years commencing after December 31, 2001, amounts paid by an Employer to a Participant while he is a Participant and an Eligible Employee during the Plan Year which are wages as defined in section 3401(a) of the Code for purposes of federal income tax withholding at the source (but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed) modified by excluding the following items (even if includable in gross income): reimbursements or other expense allowances (such as the payment of moving expenses or automobile mileage reimbursements), cash and noncash fringe benefits (such as the use of an automobile owned by the Employer and club memberships), deferred compensation (such as pay for accrued vacation upon Severance From Service and amounts deferred under and distributions pursuant to the Duke Energy Field Services Executive Deferred Compensation Plan, the Texas Eastern Products Pipeline Company, LLC 2000 Long Term Incentive Plan and the TEPPCO Supplemental Benefit Plan), and welfare benefits (such as severance pay); and modified further by adding elective contributions under a cafeteria plan maintained by the Employer which are excludable from the Employee's gross income pursuant to section 125 of the Code, elective contributions under a qualified transportation fringe benefit plan maintained by the Employer which are excludable from the Employee's gross income pursuant to section 132(f)(4) of the Code, and elective contributions to a qualified cash or deferred arrangement maintained by the Employer which are excludable from the Employee's gross income pursuant to section 401(k) of the Code. Considered Compensation in excess of $200,000.00 (as adjusted by the Secretary of Treasury) shall be disregarded. If the Plan Year is ever less than 12 months, the $200,000.00 limitation (as adjusted by the Secretary of Treasury) will be prorated by multiplying the limitation by a fraction, the numerator of which is the number of months in the Plan Year, and the denominator of which is 12.

      Notwithstanding the foregoing, Compensation for a particular month for a Participant who is Disabled shall be the greater of (A) the Participant's Compensation paid over the 12 consecutive months preceding the date the Participant last performed Service for an

      Employer prior to becoming Disabled, divided by 12 or (B) Compensation actually earned by the Participant for such month.

            (s) "CREDITABLE SERVICE" means the measure of service described in
      Section 4.1.

            (t) "DIRECT ROLLOVER" means a payment by the Plan to an Eligible Retirement Plan designated by a Distributee.

            (u) "DISABLED" means a Participant shall be considered Disabled if such Participant has applied for and is receiving (or would be receiving but for applicable offsets) long-term disability benefits from a plan maintained by an Employer. For purposes of the Plan, a Participant shall no longer be considered Disabled on his Normal Retirement Date or if he has commenced receiving his benefit payable under the terms of the Plan.

            (v) "DISTRIBUTEE" means each (A) Participant or former Participant entitled to an Eligible Rollover Distribution, (B) Participant's or former Participant's surviving spouse with respect to the interest of such surviving spouse in an Eligible Rollover Distribution, and (C) former spouse of a Participant or former Participant who is an alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, with regard to the interest of such former spouse in an Eligible Rollover Distribution.

            (w) "DISTRIBUTION CALENDAR YEAR" means a calendar year for which a minimum distribution is required to be made to a Participant or former Participant under section 401(a)(9) of the Code and Department of Treasury Regulations thereunder. If a Participant's or former Participant's Required Beginning Date is April 1 of the calendar year following the calendar year in which he attains age 70 1/2, his first Distribution Calendar Year is the calendar year in which he attains age 70 1/2. If a Participant's or former Participant's Required Beginning Date is April 1 of the calendar year following the calendar year in which he incurs a Separation From Service, his first Distribution Calendar Year is the calendar year in which he incurs a Separation From Service.

            (x) "DUKE" means Duke Energy Corporation, a North Carolina corporation.

            (y) "DUKE AFFILIATE" means any corporation which is a member of a controlled group of corporations (as defined in section 414(b) of the Code) which includes Duke; any trade or business (whether or not incorporated) which is under common control (as defined in section 414(c) of the Code) with Duke; any organization which is a member of an affiliated service group (as defined in section 414(m) of the Code) which includes Duke; and any other entity required to be aggregated with Duke pursuant to regulations under section 414(o) of the Code.

            (z) "DUKE PLAN" means the Duke Energy Retirement Cash Balance Plan, as amended.

            (aa) "EARLY RETIREMENT DATE" means the date described in Section
      5.2.

            (bb) "EFFECTIVE DATE" means April 1, 2000.

            (cc) "ELIGIBLE EMPLOYEE" means each Employee of an Employer who has attained age 18 other than:

      (A)   a Leased Employee;

      (B) a non-resident alien (within the meaning of section 7701(b) of the Code) who receives no earned income (within the meaning of section 991(d)(2) of the Code) from an Affiliated Company that constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code);

      (C) an individual whose terms and conditions of employment are subject to collective bargaining, unless there is in effect a collective bargaining agreement that expressly provides for participation in the Plan;

      (D) an individual who is classified by an Employer as an independent contractor or a Leased Employee (regardless of whether such individual is at any time reclassified as a common law employee of the Employer by the Internal Revenue Service or a court of competent jurisdiction and regardless of whether the Employer acquiesces to the reclassification);

      (E) an individual who has waived participation in the Plan through any means including an individual whose employment is governed by a written agreement with an Employer (including an offer letter setting forth the terms and conditions of employment) that provides that the individual is not eligible to participate in the Plan. A general statement in the agreement, offer letter or other communication stating that the individual is not eligible for benefits shall be construed to mean that the individual is not eligible to participate in the Plan; and

      (F) an individual who is deemed to be an Employee pursuant to regulations under section 414(o) of the Code.

            (dd) "ELIGIBLE RETIREMENT PLAN" means (a) an individual retirement account described in section 408(a) of the Code, (b) an individual retirement annuity described in section 408(b) of the Code (other than an endowment contract), (c) an annuity plan described in section 403(a) of the Code, (d) a qualified plan described in section 401(a) of the Code that is a defined contribution plan that accepts the Distributee's Eligible Rollover Distribution, (e) an eligible deferred compensation plan described in section 457(b) of the Code that is maintained by an eligible employer described in section 457(e)(1)(A) of the Code but only if the plan agrees to separately account for amounts rolled into such plan, or
      (f) an annuity contract described in section 403(b) of the Code.

            (ee) "ELIGIBLE ROLLOVER DISTRIBUTION" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the

      Distributee and the Distributee's Beneficiary, or for a specified period of ten years or more; (b) any distribution to the extent the distribution is required under section 401(a)(9) of the Code; and (c) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities) unless, the Eligible Retirement Plan to which the distribution is transferred (1) agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is not includable in gross income or (2) is an individual retirement account described in section 408(a) of the Code or an individual retirement annuity described in section 408(b) of the Code (other than an endowment contract).

            (ff) "ELIGIBLE SURVIVING SPOUSE" means with respect to a Participant who dies prior to his Annuity Starting Date, a surviving spouse to whom a deceased Participant was married throughout the 12-month period preceding his death. With respect to a Participant who dies on or after his Annuity Starting Date, the spouse to whom a deceased Participant was married on his Annuity Starting Date.

            (gg) "EMPLOYEE" means each (A) individual employed by, or on an Authorized Leave of Absence from, an Employer or an Affiliated Company and
      (B) Leased Employee.

            (hh) "EMPLOYER" means the Company and each Affiliated Company that has adopted the Plan pursuant to the provisions of Article XV.

            (ii) "EMPLOYMENT COMMENCEMENT DATE" means the date on which an Employee first performs an Hour of Service.

            (jj) "FINAL SECTION 401(A)(9) REGULATIONS" means the final Department of Treasury Regulations issued under section 401(a)(9) of the Code which were published in the Federal Register on April 17, 2002.

            (kk) "FIVE PERCENT OWNER" means an Employee who is a five percent owner as defined in section 416(i) of the Code.

            (ll) "HIGHLY COMPENSATED EMPLOYEE" means an Employee of an Affiliated Company who, during the Plan Year or the preceding Plan Year,
      (a) was at any time a Five Percent Owner at any time during the Plan Year or the preceding Plan Year or (b) had Compensation from the Affiliated Companies in excess of $80,000.00 (as adjusted from time to time by the Secretary of the Treasury) for the preceding Plan Year.

            (mm) "HOUR OF SERVICE" means an hour, on or after the Effective Date, for which an Employee is directly or indirectly paid, or entitled to payment, for performance of duties for an Employer or an Affiliated Company.

            (nn) "INTEREST CREDITING RATE" means with respect to each month in a calendar quarter, the Interest Crediting Rate equals (1 + i)l/12 - 1, where i = the average yield on 30-year United States Treasury bonds as reflected in the United States Federal Reserve Statistical Release H-15 for the end of the third full business week of the month immediately preceding the start of such calendar quarter; provided, however, that in no event shall it be greater than 9% or less than 4%.

            (oo) "LEASED EMPLOYEE" means each person who is not an employee of the Employer or an Affiliated Company but who performs services for the Employer or an Affiliated Company pursuant to an agreement (oral or written) between the Employer or an Affiliated Company and any leasing organization, provided that such person has performed such services for the Employer or an Affiliated Company or for related persons (within the meaning of section 144(a)(3) of the Code) on a substantially full-time basis for a period of at least one year and such services are performed under primary direction or control by the Employer or an Affiliated Company.

            (pp) "NORMAL RETIREMENT AGE" means age 65.

            (qq) "NORMAL RETIREMENT DATE" means the first day of the month coincident with or next following the date upon which a Participant attains 65 years of age.

            (rr) "PARTICIPANT" means each Eligible Employee who has met the eligibility requirements for participation in the Plan as set forth in
      Article III herein. In addition, a Participant's participation in the Plan shall continue until the Participant ceases to have any Cash Balance Accrual under the Plan.

            (ss) "PERIOD OF SERVICE" means each period of an individual's Service commencing on his Employment Commencement Date or a Reemployment Commencement Date, if applicable, and ending on the date of a Severance from Service; provided, however, that no Period of Service may commence prior to an individual's attainment of age 1 8 or, except as provided in
      Section 7.4, prior to the Effective Date. A Period of Service shall also include any period required to be credited as a Period of Service by federal law, other than the Act or the Code, but only under the conditions and to the extent required by such federal law. In addition, a Period of Service shall also include any period during which a Participant is Disabled, provided that such Participant was an Eligible Employee immediately prior to his becoming Disabled and has not elected to commence receipt of his benefit payable under the Plan.

            (tt) "PERIOD OF SEVERANCE" means each period of time commencing on the date of an Employee's Severance from Service and ending on a Reemployment Commencement Date.

            (uu) "PLAN" means the TEPPCO Retirement Cash Balance Plan, as amended from time to time.

            (vv) "PLAN YEAR" means the 12-consecutive month period commencing January 1 of each year; provided, however, that the first Plan Year shall commence on the Effective Date and end on December 31, 2000.

            (ww) "POINTS" means with respect to a Participant, for any month during a Plan Year, the sum of such Participant's Attained Age and Creditable Service, determined for that Plan Year as of:

      (A) For a Participant who is a Participant in the Plan on the first day of such Plan Year, January 1 of such Plan Year;

      (B) For a Participant who first performs an Hour of Service after the first day of such Plan Year, the date upon which the Participant becomes a Participant in the Plan;

      (C) For a Participant who is reemployed after incurring one or more one-year Periods of Severance, the first day of the Plan Year containing the Participant's Reemployment Commencement Date; and

      (D) For a Participant who becomes an Eligible Employee and a Participant due to a change in employment status during a Plan Year, the date upon which the Participant becomes a Participant in the Plan.

            (xx) "POSTPONED RETIREMENT DATE" means the date described in Section 5.3.

            (yy) "QUALIFIED DOMESTIC RELATIONS ORDER" means a qualified domestic relations order as defined in section 414(p) of the Code.

            (zz) "REEMPLOYMENT COMMENCEMENT DATE" means the first date upon which an Employee performs an Hour of Service following the date of such Employee's Severance from Service.

            (aaa) "REQUIRED BEGINNING DATE" means:

      (A) in the case of an individual who is not a Five Percent Owner in the Plan Year that ends in the calendar year in which he attains age 70 1/2, the Required Beginning Date is April 1 of the calendar year following the later of (1) the calendar year in which the individual attains age 70 1/2, or (2) the calendar year in which the individual incurs a Separation From Service; and

      (B) in the case of an individual who is a Five Percent Owner in the Plan Year that ends in the calendar year in which he attains age 70 1/2, the Required Beginning Date is April 1 of the calendar year following the calendar year in which he attains age 70 1/2.

            (bbb) "RETIREMENT" means a Participant's Severance from Service in accordance with Article V. In addition, a Participant who is Disabled shall be deemed to enter Retirement when he begins receiving his benefit payable under the Plan.

            (ccc) "SECTION 401(A)(9) BENEFICIARY" means an individual who is a Participant's or former Participant's Beneficiary on the date of the Participant's or former Participant's death and (unless the Beneficiary dies after the date of the Participant's or former Participant's death and before September 30 of the following calendar year without disclaiming benefits under the Plan) who remains a Beneficiary as of September 30 of the calendar year following the calendar year of the Participant's or former Participant's death. If the Participant's or former Participant's Beneficiary is a trust, an individual beneficiary of the trust may be a
      Section 401(a)(9) Beneficiary of the

      Participant or former Participant if the requirements of Regulation
      Section 1.401(a)(9)-4 are satisfied.

            (ddd) "SEPARATION FROM SERVICE" means an individual's termination of employment with an Affiliated Company without commencing or continuing employment with (a) any other Affiliated Company.

            (eee) "SERVICE" means the active service of an Employee with an Employer or an Affiliated Company.

            (fff) "SEVERANCE FROM SERVICE" means the earliest to occur of the following events after an Employee's Employment Commencement Date or a Reemployment Commencement Date, if applicable:

      (A) the Employee's voluntary resignation from Service with the Employer and each Affiliated Company;

      (B) the Employee's discharge or termination from Service with the Employer and each Affiliated Company;

      (C)   the Employee's Retirement;

      (D)   the Employee's death;

      (E) the first anniversary of the first date of a period during which an Employee is absent from Service with or without pay for any reason not described above (e.g., vacation, holiday, sickness (including periods of time during which the Employee is receiving worker's compensation benefits), leave of absence, or layoff), except as described in (F) below and except that an Employee on an Authorized Leave of Absence shall not have a Severance from Service unless the Employee fails to return to work according to the terms of the Authorized Leave of Absence;

      (F) the second anniversary of the first date of a period during which an Employee is absent from Service with or without pay by reason of (i) the pregnancy of the Employee, (ii) the birth of a child of the Employee, (iii) the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (iv) caring for a child referred to in clauses (i) through (iii) immediately following such birth or placement.

            (ggg) "SOCIAL SECURITY WAGE BASE" means the contributions and benefit base under section 230 of the Social Security Act of 1935, as amended.

            (hhh) "SPOUSE" means the person to whom the Participant or former Participant is married under applicable local law. In addition, to the extent provided in a Qualified Domestic Relations Order, a surviving former spouse of a Participant or former Participant will be treated as the Spouse of the Participant or former Participant, and to the same extent any current spouse of the Participant or former Participant will not be treated as a Spouse of the Participant or former Participant. For purposes of Section 9.3, a former Spouse to whom all or a portion of a Participant's or former Participant's Plan benefit is payable under a Qualified Domestic Order shall, to that extent, be treated as a Spouse or surviving Spouse regardless of whether the Qualified Domestic Relations Order specifically provides that the former Spouse is to be treated as the Spouse for purposes of Sections 401(a)(11) and 417 of the Code.

            (iii) "TRUST" means the trust established under the Trust Agreement to hold and invest contributions made under the Plan and income thereon, and from which the Plan benefits are distributed.

            (jjj) "TRUST AGREEMENT" means the agreement entered into between the Employer and the Trustee establishing the Trust, as such agreement may be amended from time to time.

            (kkk) "TRUST FUND" means the funds and properties held pursuant to the provisions of the Trust Agreement for the use and benefit of the Participants, together with all income, profits and increments thereto.

            (lll) "TRUSTEE" means the trustee or trustees qualified and acting under the Trust Agreement at any time.

            (mmm) "USERRA" means the Uniform Services Employment and Reemployment Rights Act, as amended.

            (nnn) "VESTED INTEREST" means the percentage of a Participant's Plan benefit which, pursuant to the Plan, is nonforfeitable.

            (ooo) "VESTING SERVICE" means the measure of service used in determining a Participant's nonforfeitable right to a benefit as determined in accordance with Section 7.4.

      1.2 NUMBER AND GENDER. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.

      1.3 HEADINGS. The headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between such headings and the text of the Plan, the text shall control.

      1.4 CONSTRUCTION. It is intended that the Plan be qualified within the meaning of section 401(a) of the Code and that the Trust be tax exempt under section 501(a) of the Code, and all provisions herein shall be construed in accordance with such intent.

                                   ARTICLE II

                                 PURPOSE OF PLAN

      The purpose of the Plan is to provide retirement and incidental benefits for those Participants who complete the required period of employment with the Employer. The benefits provided by the Plan will be paid from the Trust Fund and will be in addition to any benefits the Participants may be entitled to receive pursuant to any other Employer programs or pursuant to the Social Security Act of 1935, as amended. The Plan and the Trust are established and shall be maintained for the exclusive benefit of the Participants and their beneficiaries. No part of the Trust Fund can ever revert to the Employer, except as hereinafter provided in Sections 11.5 and 17.2(c), or be used for or diverted to purposes other than the exclusive benefit of the Participants and their beneficiaries.

                                  ARTICLE III

                                  PARTICIPATION

      3.1 ELIGIBILITY. Each Employee shall become a Participant on the later of April 1, 2000 or the date such Employee becomes an Eligible Employee. In addition, a former Participant in the Plan shall resume his participation in the Plan upon his reemployment as an Eligible Employee.

      3.2 CONTINUATION OF PARTICIPATION. A Participant's participation in the Plan shall continue until the Participant ceases to have any Cash Balance Accrual under the Plan.


                                      III-1

                                   ARTICLE IV

                              CASH BALANCE CREDITS

      4.1 CREDITABLE SERVICE. A Participant's Creditable Service shall be equal to the Vesting Service credited to such Participant under the Plan reduced by any Vesting Service credited to such Participant attributable to Periods of Service prior to the date on which such Participant commenced participation in the Plan (other than Service credited to such Participant pursuant to Section 7.4(a) and (f)); provided, however, that in no event shall a Participant's Creditable Service as of the Effective Date be greater than the amount of Creditable Service credited to him under the terms of the Duke Plan as of the Effective Date.

      4.2 CASH BALANCE CREDITS.

            (a) As of the last day of each calendar month, each Participant who was an Active Participant on any day of such month shall have his Cash Balance Accrual credited with a Cash Balance Contribution for such month in an amount determined in accordance with the following schedule:

                      NUMBER OF POINTS                                   AMOUNT OF CASH BALANCE CONTRIBUTION
                      ----------------                                   -----------------------------------
                        less than 35                          4% of such Active  Participant's  Compensation paid during such month, plus 4% of such Participant's  Compensation in excess of the Social Security Wage Base.

                35 or more, but less than 50                  5% of such Active  Participant's  Compensation paid during such month, plus 4% of such Participant's  Compensation in excess of the Social Security Wage Base.

                50 or more, but less than 65                  6% of such Active  Participant's  Compensation paid during such month, plus 4% of such Participant's  Compensation in excess of the Social Security Wage Base.

                         65 or more                           7% of such Active  Participant's  Compensation paid during such month, plus 4% of such Participant's  Compensation in excess of the Social Security Wage Base.

            (b) As of the last day of each calendar month, and prior to the calendar month including his Annuity Starting Date, a Participant (whether or not he is then an Eligible Employee or then employed) or beneficiary who has a Cash Balance Accrual as of the end of such calendar month shall be credited with a Cash Balance Interest Credit for such month equal to:

                  (1) his Cash Balance Accrual as of the last day of the preceding calendar month; multiplied by

                  (2) the Interest Crediting Rate.

      No Cash Balance Interest Credits shall be credited for a Participant pursuant to this Paragraph (b) for any period from and after his Annuity Starting Date.

            (c) Provisions of this Section 4.2 to the contrary notwithstanding, in no event shall credits made pursuant to this Section 4.2 to a Participant's Cash Balance Accrual contravene the requirements of section 411(b) of the Code.

      4.3 BREAK IN SERVICE. Contrary Plan provisions notwithstanding, if a Participant who does not have a Vested Interest incurs a Severance from Service, his Creditable Service and Cash Balance Accrual which were credited for his period of employment prior to such Severance from Service shall be disregarded if his years of Vesting Service prior to such Severance from Service are disregarded pursuant to Section 7.5(b).

      4.4 CASH-OUT.

            (a) If a Participant incurs a Severance from Service and has a 0% Vested Interest, such Participant's Creditable Service and Cash Balance Accrual prior to such Severance from Service shall be disregarded and such Participant's nonvested Plan benefit shall become a forfeiture as of the date of Severance from Service, with such Participant being considered to have received a distribution of zero dollars on the date of his Severance from Service.

            (b) Paragraph (a) above notwithstanding, if such terminated Participant is subsequently reemployed by the Employer or an Affiliated Company, the Creditable Service and Cash Balance Accrual that were disregarded and the forfeiture that occurred pursuant to Paragraph (a) above shall be restored as of the Participant's Reemployment Commencement Date unless such Creditable Service and Cash Balance Accrual are also disregarded pursuant to the provisions of Section 4.3.

                                   ARTICLE V

                               RETIREMENT BENEFITS

      5.1 NORMAL RETIREMENT.

            (a) Except as otherwise provided in Article VIII, a Participant who incurs a Severance from Service on his Normal Retirement Date shall be entitled to receive, as of such Severance from Service date, a retirement benefit, payable at the time and in the form provided in Article IX, that is the Actuarial Equivalent of a series of monthly payments for his life commencing on the first day of the month coinciding with or next following the date of the Participant's Retirement, each monthly payment being equal to the monthly payment amount derived by converting his Cash Balance Accrual as of his Annuity Starting Date into a single life annuity on an Actuarially Equivalent basis.

            (b) With respect to any Participant who is to receive his benefit pursuant to Paragraph (a) above, such Participant's Annuity Starting Date shall be the Participant's Normal Retirement Date or, if elected by the Participant and subject to Article IX, the first day of any calendar month thereafter.

      5.2 EARLY RETIREMENT.

            (a) Except as otherwise provided in Article VIII, a Participant who incurs a Severance from Service on or after the date such Participant attains both age 55 and five years of Vesting Service shall be entitled to receive, as of such Severance from Service date (which date shall be such Participant's Early Retirement Date), a retirement benefit, payable at the time and in the form provided in Article IX, that is the Actuarial Equivalent of a series of monthly payments for his life commencing on the first day of the month coinciding with or next following such Participant's Early Retirement Date, each monthly payment being equal to the monthly payment amount derived by converting his Cash Balance Accrual as of his Annuity Starting Date into a single life annuity on an Actuarially Equivalent basis.

            (b) With respect to a Participant who is to receive his benefit pursuant to Paragraph (a) above, such Participant's Annuity Starting Date shall be the first day of the month coinciding with or next following such Participant's Early Retirement Date or, if elected by the Participant and subject to Article IX, the first day of any calendar month thereafter.

      5.3 POSTPONED RETIREMENT.

            (a) Except as otherwise provided in Article VIII, a Participant who incurs a Severance from Service after his Normal Retirement Date shall be entitled to receive, as of such Severance from Service date (which date shall be such Participant's Postponed Retirement Date), a retirement benefit, payable at the time and in the form provided in Article IX, that is the Actuarial Equivalent of a series of monthly payments for his life commencing on the first day of the month coinciding with or next following such Participant's Postponed Retirement Date, each monthly payment being equal to the monthly payment amount derived by converting his Cash Balance Accrual as of his Annuity Starting Date into a single life annuity on an Actuarially Equivalent basis.

            (b) With respect to any Participant who is to receive his benefit pursuant to Paragraph (a) above, such Participant's Annuity Starting Date shall be the Participant's Postponed Retirement Date or, if elected by the Participant and subject to Article IX, the first day of any calendar month thereafter.

                                   ARTICLE VI

                               DISABILITY BENEFITS

      In the event of a Participant's becoming Disabled prior to his Severance from Service, such Participant shall be entitled to receive, as of such Participant's Early Retirement Date, a disability retirement benefit, payable at the time and in a form provided in Article IX, which is the Actuarial Equivalent of a series of monthly payments for his life commencing on the first day of the month coinciding with or next following the Participant's Early Retirement Date, each monthly payment being equal to the monthly payment amount derived by converting his Cash Balance Accrual as of his Annuity Starting Date into a single life annuity on an Actuarially Equivalent Basis. With respect to any Participant who is to receive his benefit pursuant to this Article ("Disabled Participant"), such Disabled Participant's Annuity Starting Date shall be the first day of the month coinciding with or next following his Early Retirement Date or, if elected by the Participant and subject to Article IX, the first day of any calendar month thereafter.

                                  ARTICLE VII

             SEVERANCE BENEFITS AND DETERMINATION OF VESTED INTEREST

      7.1 NO BENEFITS UNLESS HEREIN SET FORTH. Except as set forth in this Article, upon Severance from Service of a Participant for any reason other than Retirement, the Participant's becoming Disabled, or as provided in Article VIII, such Participant shall acquire no right to any benefit from the Plan or the Trust Fund.

      7.2 DETERMINATION OF VESTED INTEREST.

            (a) A Participant's Vested Interest shall be determined by such Participant's full years of Vesting Service in accordance with the following schedule:

                         FULL YEARS OF
                        VESTING SERVICE                         VESTED INTEREST
                        ---------------                         ---------------
                       Less than 5 years                              0%
                        5 years or more                              100%

            (b) Paragraph (a) above notwithstanding, a Participant shall have a 100% Vested Interest upon (1) the death of the Participant while an Employee, (2) the attainment of 65 or more years of age while an Employee, or (3) the Participant's becoming Disabled while an Employee.

      7.3 SEVERANCE BENEFIT.

            (a) Except as otherwise provided in Article VIII, a Participant who
      (1) has a Vested Interest in his Plan benefit and (2) incurs a Severance from Service for a reason other than because of Retirement, death or such Participant's becoming Disabled, shall be entitled to receive, as of such Participant's Early Retirement Date, a severance benefit, payable at the time and in a form provided in Article IX, which is the Actuarial Equivalent of a series of monthly payments for his life commencing on the first day of the month coinciding with or next following the Participant's Early Retirement Date, each monthly payment being equal to the monthly payment amount derived by multiplying his Vested Interest by the monthly payment amount derived by converting his Cash Balance Accrual as of his Annuity Starting Date into a single life annuity on an Actuarially Equivalent basis.

            (b) With respect to a Participant who is to receive his benefit pursuant to Paragraph (a) above, such Participant's Annuity Staffing Date shall be the first day of the month coinciding with or next following his Early Retirement Date or, if elected by the Participant and subject to
      Article IX, the first day of any calendar month thereafter. Notwithstanding the foregoing, in the event of a Participant who incurs a Severance from Service prior to his Early Retirement Date and whose Actuarially Equivalent present


                                     VII-1
      value of his Vested Interest in his Plan benefit (expressed in the form of a single life annuity commencing at the Participant's Early Retirement
      Date) is in excess of $5,000 but not in excess of $10,000, such Participant may elect to commence receiving his Plan benefit as of the first day of any calendar month following his Severance from Service.

      7.4 VESTING SERVICE.

            (a) Subject to Paragraph (d) below, an individual who is an Eligible Employee on the Effective Date shall be credited with Vesting Service in an amount equal to all service credited to him for vesting purposes under the Duke Plan, if any, as of the Effective Date.

            (b) On and after the Effective Date, subject to the remaining Paragraphs of this Section, an individual shall be credited with Vesting Service in an amount equal to his aggregate Periods of Service, whether or not such Periods of Service are completed consecutively. Further, separate Periods of Service shall be aggregated on the basis of days, so that an individual earns a year of Vesting Service as of the date such individual completes a 365- day Period of Service.

            (c) Paragraph (b) above notwithstanding, if an individual incurs a Severance from Service and subsequently resumes his Service and such individual's Reemployment Commencement Date is within 12 months of the date of his Severance from Service, such Period of Severance shall be treated as a Period of Service for purposes of Paragraph (b) above; provided, however, that in no event shall an individual earn Vesting Service during a Period of Severance which lasts more than 12 months.

            (d) In the case of an individual who incurs a Severance from Service at a time when he has a 0% Vested Interest and who then incurs a Period of Severance that equals or exceeds five years, such individual's Period of Service completed before such Period of Severance shall be disregarded in determining his years of Vesting Service.

            (e) If an individual who has a 100% Vested Interest incurs a Severance from Service and subsequently resumes Service as an Eligible Employee, all Vesting Service earned prior to such Severance from Service shall be restored as of his Reemployment Commencement Date.

            (f) Upon becoming an Eligible Employee, an individual who is a former employee of Duke or a Duke Affiliate shall have his prior period of employment with Duke or such Duke Affiliate recognized as Vesting Service under this Article VII; provided, however, that such individual's employment with Duke and all Duke Affiliates must not have terminated more than five years prior to the date upon which such individual became an Eligible Employee.

      7.5 CASH-OUTS AND FORFEITURES.

            (a) If a Participant incurs a Severance from Service and has a 0% Vested Interest, such Participant's nonvested Plan benefit shall become a forfeiture as of the date


                                     VII-2
      of Severance from Service, with such Participant being considered to have received a distribution of zero dollars on the date of his Severance from Service.

            (b) Paragraph (a) above notwithstanding, the forfeiture that occurred pursuant to such Paragraph shall be restored as of the Reemployment Commencement Date of such terminated Participant unless the Participant's Period of Severance following such Severance from Service equaled or exceeded five years.


                                     VII-3

                                  ARTICLE VIII

                                 DEATH BENEFITS

      8.1 BEFORE ANNUITY STARTING DATE.

            (a) If a married Participant dies while he is an Employee or while he is Disabled but prior to his Annuity Starting Date, or if a married Participant with a Vested Interest in his Plan benefit dies after his Severance from Service but prior to his Annuity Starting Date, the Eligible Surviving Spouse of such Participant shall be eligible to receive the Participant's Plan benefit payable, at such Eligible Surviving Spouse's election, as follows:

                  (1) As a lump sum, subject to Sections 8.3 and 9.2, on the first day of any month following the Participant's death (as elected by the Eligible Surviving Spouse). If the Eligible Surviving Spouse dies prior to the commencement of benefits under this Section, the Plan benefit shall be paid in a lump sum to the Eligible Surviving Spouse's designated beneficiary or, if none, to the Eligible Surviving Spouse's executor or administrator or to such Eligible Surviving Spouse's heirs-at-law if there is no administration of such Eligible Surviving Spouse's estate.

                  (2) As a survivor annuity, beginning on the first day of any month following the Participant's death (as elected by the Eligible Surviving Spouse). If the Eligible Surviving Spouse dies prior to commencing benefits under this Section, the Plan benefit shall be paid in a lump sum to the Eligible Surviving Spouse's designated beneficiary or, if none, to the Eligible Surviving Spouse's executor or administrator or to such Eligible Surviving Spouse's heirs-at-law if there is no administration of such Eligible Surviving Spouse's estate. The monthly benefit paid to such Eligible Surviving Spouse shall be equal to the monthly payment amount derived by converting the Participant's Cash Balance Accrual as of the date of commencement of payment as described above into a single life annuity for the life of such Eligible Surviving Spouse.

            (b) If an unmarried Participant dies while he is an Employee or while he is Disabled but prior to the commencement of payment of his Plan benefit, or if an unmarried Participant with a Vested Interest in his Plan benefit dies after his Severance from Service but prior to the Participant's Annuity Starting Date, such Participant's Plan benefit shall be paid in the form of a lump sum payment to the Participant's beneficiary designated in accordance with Section 9.10(b) as soon as administratively feasible following the Participant's death but in no event later than one year from the date of death. If the Participant's designated beneficiary predeceases the Participant, such Participant's Plan benefit shall be paid in the form of the lump sum to the Participant's executor or administrator or to his heirs-at-law if there is no administration of such Participant's estate.

            (c) No benefits shall be paid pursuant to the Plan with respect to a Participant other than a Participant who is also an Employee who dies without a Vested Interest in his Plan benefit.


                                     VIII-1

      8.2 DEATH BENEFITS AFTER ANNUITY STARTING DATE. If a Participant dies on or after his Annuity Starting Date, whether or not payment of his benefit has actually begun, the only benefit payable pursuant to this Plan shall be that, if any, provided for his beneficiary pursuant to the form of Article IX benefit he was receiving or about to receive.

      8.3 CASH-OUT OF DEATH BENEFIT. If a Participant dies prior to his Annuity Starting Date, his Eligible Surviving Spouse or other beneficiary is entitled to a death benefit pursuant to this Article and the Actuarially Equivalent present value of such death benefit is not in excess of $5,000, such present value shall be paid to such Eligible Surviving Spouse or other beneficiary in a lump sum payment in lieu of any other benefit herein provided and without regard to the spousal election requirement of Section 8.1. Any such payment shall be made as soon as administratively feasible following the Participant's date of death.


                                     VIII-2

                                   ARTICLE IX

                      TIME AND FORM OF PAYMENT OF BENEFITS

      9.1 TIME OF PAYMENT OF BENEFITS. Except as provided in Article VIII, payment of benefits under the Plan to a Participant shall commence as of such Participant's Annuity Starting Date, but the first payment shall be made no earlier than the expiration of the election period described in Section 9.4(b). In the event that administrative problems prevent a Participant's Plan benefit payments to commence upon his Annuity Starting Date, the first Plan benefit payment made to such Participant shall include all amounts which should previously have been paid to such Participant plus interest on the delayed Cash Balance Accrual payment or payments determined with reference to the Interest Crediting Rate.

      9.2 RESTRICTIONS ON TIME OF PAYMENT OF BENEFITS.

            (a) Plan provisions to the contrary notwithstanding, a Participant's Annuity Starting Date shall not occur:

                  (1) Unless such Participant consents (and, if such Participant has an Eligible Surviving Spouse, unless such Eligible Surviving Spouse consents (with such consent being irrevocable) in accordance with the requirements of sections 411 and 417 of the Code and applicable Treasury regulations thereunder), prior to such Participant's Normal Retirement Date, except that consent of the Participant's Eligible Surviving Spouse under this Paragraph (a)(1) shall not be required if the Participant's benefit is to be paid in the standard form of benefit described in Section 9.3;

                  (2) Unless the Participant or former Participant otherwise elects, after the 60th day following the close of the Plan Year during which such Participant (a) attains, or would have attained, his Normal Retirement Date or, if later, (b) incurs a Severance from Service; or

                  (3) At a time or in a manner inconsistent with, and in an amount required by, the provisions of section 401(a)(9) of the Code and applicable Department of Treasury Regulations thereunder and, in no event, after the Participant's or former Participant's Required Beginning Date; further, a Participant may not elect to defer the receipt of his benefit hereunder to the extent that such deferral creates a death benefit that is more than incidental within the meaning of section 401(a)(9)(G) of the Code and applicable Treasury regulations thereunder.

            (b) The Committee shall furnish certain information pertinent to a Participant's consent under Paragraph (a)(1) to each Participant no less than 30 days (unless such 30-day period is waived by an affirmative election in accordance with applicable Treasury regulations) and no more than 90 days before his Annuity Starting Date, and the furnished information shall include a general description of the material features of, and an explanation of the relative values of, the alternative forms of benefit available under the Plan and must inform the Participant of his right to defer his Annuity

      Starting Date and of his Direct Rollover right pursuant to Section 9.7 below, if applicable.

            (c) Subject to the provisions of Paragraphs (a)(2) and (a)(3), a Participant's Annuity Starting Date shall not occur while the Participant is employed by the Employer or an Affiliated Company.

            (d) Section 8.1 and Paragraphs (a)(1) and (a)(2) above notwithstanding, but subject to the provisions of Paragraph (a)(3) above, a Participant, other than a Participant whose Actuarially Equivalent present value of his Vested Interest in his Plan benefit is not in excess of $5,000, must file a claim for benefits in the manner prescribed by the Committee before payment of his benefits will commence.

      9.3 REQUIRED DISTRIBUTIONS AND DISTRIBUTION DEADLINES. Notwithstanding any other provision of the Plan, all benefits payable under the Plan shall be distributed, or commence to be distributed, in compliance with the following provisions:

            (a) REQUIRED DISTRIBUTIONS FOR CERTAIN PERSONS WHO ARE 70 1/2 OR OLDER. A Participant's or former Participant's entire Vested Interest in his Plan benefit must be distributed to him in a single sum no later than his Required Beginning Date, or must be distributed, beginning not later than his Required Beginning Date, over the life of the Participant or former Participant, or the joint lives of the Participant or former Participant and his Section 401(a)(9) Beneficiary, or over a period not extending beyond the life expectancy of the Participant or former Participant or the joint and last survivor expectancy of the Participant or former Participant and his Section 401(a)(9) Beneficiary. The distribution required to be made on or before the Participant's or former Participant's Required Beginning Date shall be the distribution required for his first Distribution Calendar Year. The minimum required distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's or former Participant's Required Beginning Date occurs must be made on or before December 31 of that Distribution Calendar Year. In the case of a benefit payable in a form other than a single sum or an annuity purchased from an insurance company, the amount that must be distributed for a Distribution Calendar Year is an amount equal to the payment that is required for one payment interval as specified in paragraphs (b),(c) and (d) of this Section 9.3.

            (b) AMOUNT REQUIRED TO BE DISTRIBUTED BY REQUIRED BEGINNING DATE IN THE CASE OF ANNUITY PAYMENTS FROM THE PLAN. The amount that must be distributed on or before the Participant's or former Participant's Required Beginning Date (or, if the Participant or former Participant dies before his Required Beginning Date, the date distributions are required to begin under Section 9.3(e)) is the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bi-monthly, monthly, semi-annually, or annually. All of the Participant's or former Participant's benefit accruals as of the last day of the first Distribution Calendar Year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the participant's required beginning date.

            Any additional benefits accruing to the Participant or former Participant in a calendar year after the first Distribution Calendar Year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

            (c) REQUIREMENTS FOR ANNUITY DISTRIBUTIONS THAT COMMENCE DURING PARTICIPANT'S LIFETIME.

                  (1) JOINT LIFE ANNUITIES WHERE THE SECTION 401(A)(9) BENEFICIARY IS NOT THE PARTICIPANT'S OR FORMER PARTICIPANT'S SPOUSE. If the Participant's or the former Participant's interest is being distributed in the form of a joint and survivor annuity for the joint lives of the Participant or former Participant and a nonspouse Section 401(a)(9) Beneficiary, annuity payments to be made on or after the Participant's or former Participant's Required Beginning Date to the
      Section 401(a)(9) Beneficiary after the Participant's or former Participant's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant or former Participant using the table set forth in Q&A-2 of
      Section 1.401(a)(9)-6T of the Department of Treasury Regulations. If the form of distribution combines a joint and survivor annuity for the joint lives of the Participant or the former Participant and a nonspouse Beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the Section 401(a)(9) Beneficiary after the expiration of the period certain.

                  (2) PERIOD CERTAIN ANNUITIES. Unless the Participant's or former Participant's Spouse is the sole Section 401(a)(9) Beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the Participant's or former Participant's lifetime may not exceed the applicable distribution period for the Participant or former Participant under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Department of Treasury Regulations for the calendar year that contains the Annuity Starting Date. If the Annuity Starting Date precedes the year in which the Participant or former Participant reaches age 70, the Applicable Distribution Period for the Participant or former Participant is the distribution period for age 70 under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations plus the excess of 70 over the age of the Participant or former Participant as of the Participant's or former Participant's birthday in the year that contains the Annuity Starting Date. If the Participant's or former Participant's spouse is the Participant's or former Participant's sole Section 401(a)(9) Beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the Participant's or the former Participant's applicable distribution period, as determined hereunder, or the joint life and last survivor expectancy of the Participant or former Participant and the Participant's or former Participant's Spouse as determined under the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Department of Treasury Regulations, using the Participant's or former Participant's and Spouse's attained ages as of the Participant's or former

      Participant's and Spouse's birthdays in the calendar year that contains the Annuity Starting Date.

            (d) REQUIREMENTS FOR MINIMUM DISTRIBUTIONS WHERE PARTICIPANT DIES BEFORE DATE DISTRIBUTIONS BEGIN.

      (A) PARTICIPANT OR FORMER PARTICIPANT SURVIVED BY SECTION 401(A)(9) BENEFICIARY. If the Participant or former Participant dies before the date distribution of his interest begins and there is a Section 401(a)(9) Beneficiary, the Participant's or former Participant's entire interest will be distributed, beginning no later than the time described in Section 9.3(e), over the life of the Section 401(a)(9) Beneficiary or over a period certain not exceeding:

            (i) unless the Annuity Starting Date is before the first Distribution Calendar Year -

                  (a) if the Section 401(a)(9) Beneficiary is not the Participant's or former Participant's Spouse, the life expectancy of the Section 401(a)(9) Beneficiary determined using the Section 401(a)(9) Beneficiary's age as of the Section 401(a)(9) Beneficiary's birthday in the calendar year immediately following the calendar year of the Participant's or former Participant's death. In subsequent calendar years, the distribution period is reduced by one for each calendar year that has elapsed after the calendar year immediately following the Participant's for former Participant's death.

                  (b) if the sole Section 401(a)(9) Beneficiary is the Participant's or former Participant's Spouse, such Spouse's life expectancy using such Spouse's birthday for each Distribution Calendar Year after the calendar year of the Participant's or former Participant's death up through the calendar year of such Spouse's death. For calendar years after the calendar year of such Spouse's death, the applicable distribution period is the life expectancy of such Spouse using the age of such Spouse as of such Spouse's birthday in the calendar year of such Spouse's death, reduced by one for each calendar year that has elapsed after the calendar year of such Spouse's death.

            (ii) if the Annuity Starting Date is before the first Distribution Calendar Year, the life expectancy of the Section 401(a)(9) Beneficiary determined using the Section 401(a)(9) Beneficiary's age as of the Section 401(a)(9) Beneficiary's birthday in the calendar year that contains the Annuity Starting Date.

      (B) NO SECTION 401(A)(9) BENEFICIARY. If the Participant or former Participant dies before the date distributions begin and there is no
            Section 401(a)(9) Beneficiary as of September 30 of the year following the year of the Participant's or former

            Participant's death, distribution of the Participant's or former Participant's entire Vested Interest in his Plan benefit will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's or former Participant's death.

      (C) DEATH OF SURVIVING SPOUSE BEFORE DISTRIBUTIONS TO SURVIVING SPOUSE BEGIN. If the Participant or former Participant dies before the date distribution of his or her Vested Interest in his Plan benefit begins, the Participant's or former Participant's surviving Spouse is the Participant's or former Participant's sole Section 401(a)(9) Beneficiary, and the surviving Spouse dies before distributions to the surviving Spouse begin, this paragraph (d) will apply as if the surviving Spouse were the Participant or former Participant, except that the time by which distributions must begin will be determined without regard to Section 9.3(e)(1).

            (e) DISTRIBUTION DEADLINE FOR DEATH BENEFIT WHEN PARTICIPANT OR FORMER PARTICIPANT DIES BEFORE HIS DISTRIBUTIONS BEGIN. If a Participant or former Participant dies before the date distribution of his Vested Interest in his Plan benefit begins, his entire Vested Interest in his Plan benefit will be distributed, or begin to be distributed, to his
      Section 401(a)(9) Beneficiary no later than as follows:

                  (1) If the Participant's or former Participant's surviving Spouse is the Participant's or former Participant's sole Section 401(a)(9) Beneficiary, then distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant or former Participant died, or by December 31 of the calendar year in which the Participant or former Participant would have attained age 70 1/2 , if later.

                  (2) If the Participant's or former Participant's surviving Spouse is not the Participant's or former Participant's sole Section 401(a)(9) Beneficiary and the payment of Plan death benefits to the
      Section 401(a)(9) Beneficiary will not be in the form of a single sum or a commercial annuity, then distributions to the Section 401(a)(9) Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant or former Participant died.

                  (3) If the Participant's or former Participant's surviving Spouse is the Participant's or former Participant's sole Section 401(a)(9) Beneficiary, and the payment of a Plan death benefit to the Section 401(a)(9) Beneficiary will be in the form of a single sum, then the Participant's or former Participant's entire Vested Interest in his Plan benefit will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's or former Participant's death.

                  (4) If there is no Section 401(a)(9) Beneficiary as of September 30 of the calendar year following the calendar year of the Participant's or former Participant's death, then the Participant's or former Participant's entire Vested Interest in his Plan benefit will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's or former Participant's death.

                  (5) If the Participant's or former Participant's surviving Spouse is the Participant's or former Participant's sole Section 401(a)(9) Beneficiary and the surviving Spouse dies after the Participant or former Participant but before distributions to the surviving Spouse begin, this
      Section 9.3(e), other than Section 9.3(e)(1), will apply as if the surviving Spouse were the Participant.

            For purposes of this Section 9.3(e) and Section 9.3(d), distributions are considered to begin on the Participant's or former Participant's Required Beginning Date (or, if Section 9.3(e)(4) applies, the date distributions are required to begin to the surviving Spouse under
      Section 9.3(e)(1)). If annuity payments irrevocably commence to the Participant or former Participant before the Participant's or former Participant's required Beginning Date (or to the Participant's or former Participant's surviving Spouse before the date distributions are required to begin to the surviving Spouse under Section 9.3(e)(1)), the date distributions are considered to begin is the date distributions actually commence.

            (f) DISTRIBUTION OF DEATH BENEFIT WHEN PARTICIPANT OR FORMER PARTICIPANT DIES ON OR AFTER HIS REQUIRED BEGINNING DATE. If a Participant or former Participant dies on or after his Required Beginning Date, his Plan benefit must be distributed to his Section 401(a)(9) Beneficiary at least as rapidly as the method of payment of minimum required distributions being used as of the date of his death.

            (g) LIMITATIONS ON DEATH BENEFITS. Benefits payable under the Plan shall not be provided in any form that would cause a Participant's death benefit to be more than incidental. Any distribution required to satisfy the incidental benefit requirement shall be considered a required distribution for purposes of section 401(a)(9) of the Code.

            (h) GENERAL ANNUITY REQUIREMENTS. If the Participant's or former Participant's Vested Interest in his Plan benefit is paid in the form of annuity distributions under the Plan, payments under the annuity will satisfy the following requirements:

                  (1) the annuity distributions will be paid in periodic payments made at intervals not longer than one year;

                  (2) the distribution period will be over a life (or lives) or over a period certain not longer than the period described in Section 9.3(d) or 9.3(e);

                  (3) once payments have begun over a period certain, the period certain will not be changed even if the period certain is shorter than the maximum permitted;

                  (4) payments will either be nonincreasing or increase only as follows:

                        (a) by an annual percentage increase that does not
                  exceed the annual percentage increase in a cost-of-living index that is based on prices of all items and issued by the Bureau of Labor Statistics;

                        (b) to the extent of the reduction in the amount of the
                  Participant's or former Participant's payments to provide for a survivor benefit upon death, but only if the Section 401(a)(9) Beneficiary whose life was being used to determine the distribution period described in Section 9.3(c) dies or is no longer the Participant's or former Participant's Beneficiary pursuant to a Qualified Domestic Relations Order;

                        (c) to provide cash refunds of employee contributions
                  upon the Participant's or former Participant's death; or

                        (d) to pay increased benefits that result from a Plan
                  amendment.

            (i) REQUIREMENTS IN THE CASE OF A COMMERCIAL ANNUITY. If a Participant's or former Participant's Vested Interest in his Plan benefit is distributed in the form of an annuity purchased from an insurance company, distributions under the annuity contract will be made in accordance with the requirements of section 401(a)(9) of the Code and Department of Treasury Regulations.

            (j) COMPLIANCE WITH SECTION 401(A)(9). All distributions under the Plan will be made in accordance with the requirements of section 401(a)(9) of the Code and all Regulations promulgated thereunder, including, effective January 1, 2001, until January 1, 2003, Regulations that were proposed in January of 2001 but not including Regulations that were proposed prior to January of 2001; and including, effective January 1, 2003, the Final Section 401(a)(9) Regulations, including sections 1.401(a)(9)-1 through 1.401(a)(9)-9 of the Final Section 401(a)(9)
      Regulations. The provisions of the Plan reflecting section 401(a)(9) of the Code override any distribution options in the Plan inconsistent with section 401(a)(9) of the Code.

            (k) COMPLIANCE WITH SECTION 401(A)(14). Unless the Participant or former Participant otherwise elects, the payment of benefits under the Plan to the Participant or former Participant will begin not later than the 60th day after the close of the Plan Year in which occurs the latest of (a) the date on which the Participant or former Participant attains the later of age 62 or Retirement Age, (b) the tenth anniversary of the year in which the Participant or former Participant commenced participation in the Plan, or (c) the Participant's or former Participant's Separation From Service.

      9.4 STANDARD FORM OF BENEFIT FOR PARTICIPANTS. For purposes of Article V, VI, or VII, the standard form of benefit for any Participant who is married on his Annuity Starting Date shall be a joint and survivor annuity. Such joint and survivor annuity shall be an annuity which is payable for the life of the Participant with a survivor annuity for the life of the Participant's Eligible Surviving Spouse that shall be one-half of the amount of the annuity payable during the joint lives of the Participant and the Eligible Surviving Spouse. The standard form of benefit for any Participant who is not married on his Annuity Starting Date shall be an annuity which is payable for the life of such Participant.

      9.5 ELECTION NOT TO TAKE STANDARD FORM OF BENEFIT.

            (a) Subject to Paragraph (c) below, any Participant who would otherwise receive the standard form of benefit described in Section 9.4 may elect not to take his benefit in such form by executing the benefit election form prescribed by the Committee during the election period described in Paragraph (b) below. Any election may be revoked and subsequent elections may be made or revoked at any time during such election period.

            (b) The Committee shall furnish certain information pertinent to this Section 9.5 election to each Participant no less than 30 days before the end of the election period described below (unless such 30-day period is waived by an affirmative election in accordance with the Code and applicable Treasury regulations) and no more than 90 days before his Annuity Starting Date. The furnished information shall be written in nontechnical language and shall include an explanation of (1) the terms and conditions of the standard form of benefit, (2) such Participant's right to make an election not to take his benefit in the standard form and the effect of such an election, (3) the rights of such Participant's Eligible Surviving Spouse, if any, (4) the right to revoke any such election and the effect of such revocation, (5) a general description of the eligibility conditions and other material features of the alternative forms of benefit available pursuant to Section 9.6, and (6) sufficient additional information to explain the relative values of such alternative forms of benefit. The period of time during which a Participant may make or revoke the election described in this Section shall be the 90-day period ending on the later of such Participant's Annuity Starting Date or the thirtieth day after the information required by this Paragraph has been furnished to the Participant; provided, however, that a Participant may affirmatively elect (with spousal consent if required by Paragraph
      (c)) to waive the requirement that such information be provided at least 30 days before the end of the election period so long as the election period does not end, and the Participant's benefit hereunder does not commence, until at least eight days after the information required by this Paragraph has been furnished to the Participant. In the event of such waiver, the election period shall end on the later of the date of the waiver or the eighth day after the information required by this Paragraph has been furnished to the Participant, and payment of the Participant's benefit shall commence as soon as administratively feasible thereafter.

            (c) Notwithstanding anything to the contrary herein, an election by a married Participant not to receive his benefit in the standard form as provided in Section 9.4 shall not be effective unless (1) such Participant's Eligible Surviving Spouse has consented thereto in writing (including consent to the specific benefit form elected, if any, which election may not subsequently be changed by the Participant without spousal consent) and such consent acknowledges the effect of such election and is witnessed by a Plan representative (other than the Participant) or a notary public, or (2) the consent of such spouse cannot be obtained because such Eligible Surviving Spouse cannot be located or because of other circumstances described by applicable Treasury regulations.

      9.6 ALTERNATIVE FORMS OF BENEFIT. For purposes of Article V, VI, or VII, the benefit for any Participant who has elected pursuant to Section 9.4 not to receive his benefit in the standard form set forth in Section 9.3 shall be paid in one of the following actuarially equivalent alternative forms to be selected by such Participant prior to his Annuity Starting Date; provided, however, that the period and method of payment of any such form shall be in compliance with the provisions of section 401(a)(9) of the Code and applicable Treasury regulations thereunder:

            (a) If such Participant is married, a single life annuity for the life of such Participant.

            (b) If such Participant is married, an annuity for the joint lives of the Participant and his Eligible Surviving Spouse providing 100% survivor benefits to such Eligible Surviving Spouse.

            (c) A single lump sum cash payment.

      9.7 CASH-OUT OF ACCRUED BENEFIT. If a Participant incurs a Severance from Service and the Actuarially Equivalent present value of his Vested Interest in his Plan benefit (expressed in the form of a single life annuity commencing at the Participant's Normal Retirement Date) is not in excess of $5,000, such present value shall be paid to such terminated Participant in lieu of any other benefit herein provided and without regard to Section 9.4 and the election and spousal consent requirements of Section 9.5. Any such payment shall be made as soon as administratively feasible following such Participant's Severance from Service or, if later, the date the Participant's Vested Interest in such Plan benefit ceases to have a present value of more than $5,000. The provisions of this Section 9.7 shall not be applicable to a Participant following his Annuity Starting Date.

      9.8 DIRECT ROLLOVER ELECTION. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. Prior to any Direct Rollover pursuant to this Section, the Committee may require the Distributee to furnish the Committee with a statement from the plan, account, or annuity to which the benefit is to be transferred verifying that such plan, account, or annuity is, or is intended to be, an Eligible Retirement Plan.

      9.9 SPECIAL DISTRIBUTION LIMITATIONS.

            (a) For purposes of this Section, the following terms shall have the following meanings:

                  (1) "BENEFIT" of a Participant includes (A) loans from the Plan in excess of the amounts set forth in section 72(p)(2)(A) of the Code, (B) any periodic income from the Plan, (C) any Plan withdrawal values payable to a living Participant, and (D) any death benefits from the Plan not provided for by insurance on the Participant's life.

                  (2) "CURRENT PLAN LIABILITIES" means with respect to a Plan Year the amount described in section 412(l)(7) of the Code for such Plan Year.

                  (3) "RESTRICTED PARTICIPANT" includes with respect to a Plan Year any Participant who during such Plan Year is (A) either a Highly Compensated Employee, or a "highly compensated former employee," as such term is defined in section 414(q)(9) of the Code, and (B) is one of the 25 most highly compensated nonexcludable employees and former employees, as defined in Treasury regulation section 1.401(a)(4)-12, based on compensation, within the meaning of section 414(s) of the Code, received from the Employer and Affiliated Companies in the current or any other Plan Year.

            (b) Subject to the provisions of Paragraph (c), the annual payments from the Plan to a Restricted Participant for a Plan Year may not exceed an amount equal to the annual payments that would be made on behalf of such Restricted Participant under (1) a single life annuity that is the Actuarial Equivalent of the sum of (A) the Restricted Participant's Accrued Benefit and (B) the Restricted Participant's Benefit under the Plan other than his Accrued Benefit and any Social Security supplement provided by the Plan and (2) any Social Security supplement provided by the Plan.

            (c) The provisions of Paragraph (b) shall not apply if (1) after payment to a Restricted Participant of his Benefit, the value of the assets of the Trust equals or exceeds 110% of the value of Current Plan Liabilities, (2) the value of the Restricted Participant's Benefit is less than 1% of the value of Current Plan Liabilities before payment of the Restricted Participant's Benefit, or (3) the present value of the Restricted Participant's Benefit does not (and at the time of any prior distribution did not) exceed $5,000.

      9.10 CESSATION OF CERTAIN PAYMENTS IF LIQUIDITY SHORTFALL. Plan provisions to the contrary notwithstanding, no payment in excess of a life annuity payment as described in section 401(a)(32)(B) of the Code shall be made during any period that the Plan has a "liquidity shortfall" (as defined in section 412(m)(5) of the Code).

      9.11 BENEFICIARIES.

            (a) Subject to the restrictions of Sections 9.4 and 9.5, each Participant shall have the right to designate the beneficiary or beneficiaries to receive any continuing payments in the event such Participant's benefit is payable in a form whereby payments could continue beyond such Participant's death. Each such designation shall be made on the form prescribed by the Committee and shall be filed with the Committee. Any such designation may be changed at any time by such Participant by execution of a new designation form and filing such form with the Committee. If no such designation of beneficiary for a benefit payable in a form containing a term certain is on file with the Committee at the time of the death of the Participant or if such designation is not effective for any reason as determined by the Committee, then the designated beneficiary or beneficiaries to receive such continuing payments for the remainder of such term certain shall be as follows:

                  (1) If a Participant leaves a surviving spouse, any such continuing payments shall be paid to such surviving spouse;

                  (2) If a Participant leaves no surviving spouse, any such continuing payments shall be paid to such Participant's executor or administrator or to his heirs-at- law if there is no administration of such Participant's estate.

            (b) Each Participant shall have the right to designate the beneficiary or beneficiaries to receive any benefit payable with respect to such Participant pursuant to Section 8.1(b). Each such designation shall be made on the form prescribed by the Committee and shall be filed with the Committee. Any such designation may be changed at any time by executing a new designation and filing same with the Committee. If no such designation is on file with the Committee at the time of the death of the Participant or such designation is not effective for any reason as determined by the Committee, then the designated beneficiary or beneficiaries to receive such continuing payments shall be paid to such Participant's executor or administrator or to his heirs-at-law if there is no administration of such Participant's estate.

      9.12 REEMPLOYMENT OF PARTICIPANTS.

            (a) Upon reemployment of a Participant who had previously incurred a Severance from Service, payment of his Cash Balance Accrual shall be made, commence or continue, as applicable, as if such reemployment had not occurred. Subject to Section 4.4(b), upon a Severance from Service of any Participant's reemployment, such Participant shall be entitled to a second Cash Balance Accrual from the Plan based on credits to his Cash Balance Accrual made pursuant to Section 4.2 for the period of his reemployment which shall be computed without regard to his Cash Balance Accrual based upon credits pursuant to Section 4.2 for his prior period of employment.

            (b) With respect to a Participant who is covered by this Section 9.12, (1) if such Participant's original Annuity Starting Date occurred prior to his Normal Retirement Date, the Participant's original Annuity Starting Date and any elections and consents made pursuant to the provisions of Section 9.4 for such original Annuity Starting Date shall not apply to any additional benefits accrued during the Participant's period of reemployment and the commencement of such additional benefit payments shall be considered a new Annuity Starting Date with respect to such payments or (2) if such Participant's original Annuity Starting Date occurred on or after his Normal Retirement Date, the Participant's original Annuity Starting Date and any elections and consents made pursuant to the provisions of Section 9.5 for such original Annuity Starting Date shall also apply to any additional benefits accrued during the Participant's period of reemployment.

      9.13 ACTUARIAL EQUIVALENCY. With respect to any benefit payable pursuant to the Plan, whichever form of payment is selected, the value of such benefit shall be the Actuarial Equivalent of the Plan benefit to which the particular Participant is entitled.

      9.14 COMMERCIAL ANNUITIES. At the direction of the Committee, the Trustee may pay any form of benefit provided hereunder other than a lump sum or a Direct Rollover pursuant to Section 9.8 by the purchase of a commercial annuity contract and the distribution of such contract to the Participant or beneficiary. Thereupon, the Plan shall have no further liability with respect to the amount used to purchase the annuity contract and such Participant or beneficiary shall look solely to the company issuing such contract for such annuity payments. All certificates for commercial annuity benefits shall be nontransferable, except for surrender to the issuing company, and no benefit thereunder may be sold, assigned, discounted, or pledged (other than as collateral for a loan from the company issuing same). Notwithstanding the foregoing, the terms of any such commercial annuity contract shall conform with the time of payment, form of payment, and consent provisions of Articles VIII and IX.

      9.15 UNCLAIMED BENEFITS. In the case of a benefit payable on behalf of a Participant, if the Committee is unable to locate the Participant or beneficiary to whom such benefit is payable, upon the Committee's determination thereof, such benefit shall be forfeited. Notwithstanding the foregoing, if subsequent to any such forfeiture the Participant or beneficiary to whom such benefit is payable makes a valid claim for such benefit, such forfeited benefit shall be restored.

      9.16 CLAIMS PROCEDURES.

            (a) CLAIMS DETERMINATION PROCEDURE. When a benefit is due, the Participant, former Participant, or Beneficiary (collectively referred to as "Claimant") should submit a claim to the office designated by the Committee to receive claims. Under normal circumstances, the Committee shall notify the Claimant of any claims denial (wholly or partially) within 90 days after receipt of the claim (without regard to whether all the information necessary to make the benefit determination accompanies the filing). The Committee may unilaterally extend the initial 90-day claims determination period up to an additional 90-days, if the Committee determines that special circumstances exist requiring additional time for processing the claim. If the initial claims determination period is extended by the unilateral action of the Committee, the Committee shall, prior to the expiration of the initial 90-day claims determination period, notify the Claimant in writing of the extension. The written notice of extension shall identify the special circumstances necessitating the extension and provide the anticipated date for the final decision.

            The Committee shall notify the Claimant of any claims denial in writing. The notification must be calculated to be understood by the Claimant and must include: the specific reasons for the denial; the Plan provisions upon which the denial is based; a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and a description of the Plan's review procedures and time limits, including a statement of the Claimant's right to bring a civil action under section 502(a) of ERISA following an adverse benefit determination on review.

            If a decision is not given to the Claimant within the claims review period, the claim is treated as if it were denied on the last day of the claims review period.

            (b) CLAIMS APPEAL PROCEDURE. If a Claimant's claim for benefits is denied (in whole or in part), he is entitled to a full and fair review of that denial. The Claimant shall have 60 days from the receipt of any adverse claim determination to appeal the denial. If the Claimant does not file an appeal within 60 days of the adverse claim determination, such denial becomes final. The Claimant shall be afforded an opportunity to submit written comments, documents, records, and other information relating to the claim for benefits to the reviewing fiduciary. In addition, the claimant shall be entitled to receive upon request and free of charge reasonable access to and copies of all information relevant to the claim. For this purpose, "relevant" means information that was relied on in making the benefit determination or that was submitted, considered or generated in the course of making the determination, without regard to whether it was relied on, and information that demonstrates compliance with the Plan's administrative procedures and safeguards for assuring and verifying that Plan provisions are applied consistently in making benefit determinations.

            The Committee must take into account all comments, documents, records, and other information submitted by the Claimant relating to the claim, without regard to whether the information was submitted or considered in the initial benefit determination. The Claimant may either represent himself or appoint a representative, either of whom has the right to inspect all documents pertaining to the claim and its denial. The Committee may schedule any meeting with the Claimant or his representative that it finds necessary or appropriate to complete its review.

            Upon completing its review of the benefit claim denial within the relevant appeals determination period, the Committee shall provide the Claimant with a written notice of its benefit determination. The notice shall set forth the specific reasons for its action, the Plan provisions on which its decision is based, and a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits, and a statement of the Claimant's right to bring an action under section 502(a) of ERISA If a decision is not given to the claimant within the review period, the claim is treated as if it were denied on the last day of the review period.

            (c) APPEAL DETERMINATION PERIOD WHERE NO REGULARLY SCHEDULED ADMINISTRATIVE MEETINGS. If a timely request is made, the Committee shall notify the Claimant of the determination upon review within 60 days after receipt of the request for review (without regard to whether all the information necessary to make the benefit determination accompanies the filing). The Committee may unilaterally extend the initial 60-day review period by a period not to exceed an additional 60 days, if the Committee determines that special circumstances exist requiring additional time for reviewing the claim. If the initial review period is extended by the unilateral action of the Committee, the Committee shall, prior to the expiration of the initial 60 day review period, notify the Claimant in writing of the extension. The written notice of extension shall identify the special circumstances necessitating the extension and provide the anticipated date by which the Plan expects to render the determination on review.

            (d) APPEAL DETERMINATION PERIOD WHERE REGULARLY SCHEDULED ADMINISTRATIVE MEETINGS. If the Committee holds regularly scheduled meetings (at least quarterly), the above 60-day review period (with extensions) shall not apply. In that event, the Committee shall make benefit determinations no later than the date of the Committee meeting that immediately follows the Committee's receipt of a request for review, unless the request for review is received within 30 days before the date of such meeting. If the request for review is received within 30 days of the next Committee meeting, the review of the benefit determination shall be made no later than the date of the second Committee meeting following the receipt of the request for review. In addition, the Committee may unilaterally extend the review period to the date of the Committee meeting immediately following the initial review period if the Committee determines that special circumstances exist requiring additional time for reviewing the claim. If the initial review period is extended by the unilateral action of the Committee, the Committee shall, prior to the expiration of the initial review period, notify the Claimant in writing of the extension. The written notice of extension shall identify the special circumstances necessitating the extension and provide the anticipated date by which the Plan expects to render the determination on review. The Committee shall notify the Claimant of its determination no later than five days after rendering the determination.

                                   ARTICLE X

                             LIMITATIONS ON BENEFITS

      10.1 GENERAL LIMITATIONS. Contrary Plan provisions notwithstanding, the benefit of a Participant under the Plan shall not exceed the maximum benefit permitted pursuant to section 415(b) of the Code (as adjusted in accordance with the provisions of section 415(d) of the Code). In addition, for purposes of section 415(b) of the Code, if a Participant elects to receive his benefit in an alternate form pursuant to Section 9.5(b), such form of benefit shall be treated as a qualified joint and survivor annuity and accordingly shall not be required to be adjusted to a straight life annuity calculated using the actuarial assumptions in section 415(b)(2)(E) of the Code. The provisions of the Treasury regulations promulgated under section 415 of the Code that may not be applied in more than one manner are hereby incorporated by reference and shall control over any Plan provision to the contrary.

      10.2 COMBINING PLANS. For purposes of determining whether the Plan benefit of a Participant exceeds the limitations provided in this Section, all defined benefit plans of the Employer and Affiliated Companies are to be treated as one defined benefit plan. For purposes of this Paragraph only, an "Affiliated Company" (other than an affiliated service group member within the meaning of section 414(m) of the Code) shall be determined by application of a more than 50% control standard in lieu of an 80% control standard.

      10.3 LIMITATION YEAR. For purposes of this Article, the "limitation year" (as that term is defined in Treasury regulation section 1.415-2(b)) shall be the Plan Year.

                                   ARTICLE XI

                                     FUNDING

      11.1 NO CONTRIBUTIONS BY PARTICIPANTS. The Plan is to be funded solely from contributions by the Employer, and Participants are neither required nor permitted to make contributions to this Plan.

      11.2 EMPLOYER CONTRIBUTIONS. The Employer, acting under the advice of the actuary for the Plan, intends but does not guarantee to make contributions to the Trust in such amount and at such times as are required to maintain the Plan and Trust for its Employees in compliance with the provisions of section 412 of the Code. All contributions made by the Employer to the Trust shall be used to fund benefits under the Plan or to pay expenses of the Plan and Trust and shall be irrevocable, except as otherwise provided in Sections 11.5 and 17.2(c).

      11.3 FORFEITURES. All forfeitures arising under the Plan will be applied to reduce the Employer's contributions thereunder and shall not be used to increase the benefits any Participant would otherwise receive under the Plan at any time prior to termination of the Plan.

      11.4 PAYMENTS TO TRUSTEE. The Employer's contributions shall be paid directly to the Trustee. On or about the date of any such payment, the Committee shall be informed as to the amount of such payment.

      11.5 RETURN OF CONTRIBUTIONS. Anything to the contrary herein notwithstanding, the Employer's contributions are contingent upon the deductibility of such contributions under section 404 of the Code. To the extent that a deduction for contributions is disallowed, such contributions shall, upon the written demand of the Employer, be returned to the Employer by the Trustee within one year after the date of disallowance, reduced by any net losses of the Trust Fund attributable thereto but not increased by any net earnings of the Trust Fund attributable thereto. Moreover, if Employer contributions are made under a mistake of fact, such contributions shall, upon the written demand of the Employer, be returned to the Employer by the Trustee within one year after the payment thereof, reduced by any net losses of the Trust Fund attributable thereto but not increased by any net earnings of the Trust Fund attributable thereto. In addition, if Employer contributions are conditioned on the qualification of the Plan by the Internal Revenue Service, such contributions shall, upon the written demand of the Employer, be returned to the Employer by the Trustee within one year after the payment thereof, reduced by any losses of the Trust Fund attributable thereto and increased by earnings of the Trust Fund attributable thereto.

                                  ARTICLE XII

                           ADMINISTRATION OF THE PLAN

      12.1 APPOINTMENT OF COMMITTEE. The general administration of the Plan shall be vested in the Committee which shall be appointed by the Board and shall consist of one or more persons. Any individual, whether or not an Employee, is eligible to become a member of the Committee. Each member of the Committee shall, before entering upon the performance of his duties, qualify by signing a consent to serve as a member of the Committee under and pursuant to the Plan and by filing such consent with the records of the Committee. For purposes of the Act, the Committee shall be the Plan "administrator" and shall be the "named fiduciary" with respect to the general administration of the Plan (except as to the investment of the assets of the Trust Fund).

      12.2 TERM, VACANCIES, RESIGNATION, AND REMOVAL. Each member of the Committee shall serve until he resigns, dies, or is removed by the Board. At any time during his term of office, a member of the Committee may resign by giving written notice to the Board and the Committee, such resignation to become effective upon the appointment of a substitute member or, if earlier, the lapse of 30 days after such notice is given as herein provided. At any time during his term of office, and for any reason, a member of the Committee may be removed by the Board with or without cause, and the Board may in its discretion fill any vacancy that may result therefrom. Any member of the Committee who is an Employee shall automatically cease to be a member of the Committee as of the date he ceases to be employed by the Employer or an Affiliated Company.

      12.3 OFFICERS, RECORDS, AND PROCEDURES. The Committee may select officers and may appoint a secretary who need not be a member of the Committee. The Committee shall keep appropriate records of its proceedings and the administration of the Plan and shall make available for examination during business hours to any Participant or beneficiary such records as pertain to that individual's interest in the Plan. The Committee shall designate the person or persons who shall be authorized to sign for the Committee and, upon such designation, the signature of such person or persons shall bind the Committee.

      12.4 MEETINGS. The Committee shall hold meetings upon such notice and at such time and place as it may from time to time determine. Notice to a member shall not be required if waived in writing by that member. A majority of the members of the Committee duly appointed shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting where a quorum is present shall be by vote of a majority of those present at such meeting and entitled to vote. Resolutions may be adopted or other action taken without a meeting upon written consent signed by all of the members of the Committee.

      12.5 SELF-INTEREST OF MEMBERS. No member of the Committee shall have any right to vote or decide upon any matter relating solely to himself under the Plan or to vote in any case in which his individual right to claim any benefit under the Plan is particularly involved. In any case in which a Committee member is so disqualified to act, and the remaining members cannot agree, the Board shall appoint a temporary substitute member to exercise all the powers of the disqualified member concerning the matter in which he is disqualified.


                                     XII-1

      12.6 COMPENSATION AND BONDING. The members of the Committee shall not receive compensation with respect to their services for the Committee. To the extent required by the Act or other applicable law, or required by the Employer, members of the Committee shall furnish bond or security for the performance of their duties hereunder.

      12.7 COMMITTEE POWERS AND DUTIES. The Committee shall supervise the administration and enforcement of the Plan according to the terms and provisions hereof and shall have all powers necessary to accomplish these purposes, including, but not by way of limitation, the right, power, authority, and duty:

            (a) To make rules, regulations, and bylaws for the administration of the Plan that are not inconsistent with the terms and provisions hereof, provided such rules, regulations, and bylaws are evidenced in writing and copies thereof are delivered to the Trustee and to the Employer and to enforce the terms of the Plan and the rules and regulations promulgated thereunder by the Committee;

            (b) To construe in its discretion all terms, provisions, conditions, and limitations of the Plan, and, in all cases, the construction necessary for the Plan to qualify under the applicable provisions of the Code shall control;

            (c) To correct any defect or to supply any omission or to reconcile any inconsistency that may appear in the Plan, in such manner and to such extent as it shall deem expedient in its discretion to effectuate the purposes of the Plan;

            (d) To employ and compensate such accountants, attorneys, investment advisors, actuaries, and other agents and employees as the Committee may deem necessary or advisable for the proper and efficient administration of the Plan;

            (e) To determine in its discretion all questions relating to eligibility;

            (f) To make a determination in its discretion as to the right of any person to a benefit under the Plan and to prescribe procedures to be followed by distributees in obtaining benefits hereunder;

            (g) To prepare, file, and distribute, in such manner as the Committee determines to be appropriate, such information, and material as is required by the reporting and disclosure requirements of the Act;

            (h) To issue directions to the Trustee concerning all benefits that are to be paid from the Trust Fund pursuant to the provisions of the Plan; and

            (i) To receive and review reports from the Trustee as to the financial condition of the Trust Fund, including its receipts and disbursements.

      12.8 THIRD PARTY ADMINISTRATIVE SERVICES. Notwithstanding any provision of the Plan or the Trust Agreement to the contrary, the Board may, in its discretion, engage any individual or entity (which is not an employee or a subsidiary of the Company) to perform administrative services with respect to the Plan ("Third-Party Administrative Services"). In the


                                     XII-2
event that the Board engages any individual or entity to perform Third-Party Administrative Services, then notwithstanding any provision of the Plan to the contrary, the Board, and not the Committee, shall be fully responsible and accountable for selecting, credentialing, overseeing and monitoring each provider of Third-Party Administrative Services, including without limitation, evaluating the performance of such service provider, determining whether the fees charged are reasonable, and removing or replacing such service provider, as the Board deems to be necessary or appropriate in its discretion without any requirement to consult with the Committee (which shall have no duty or responsibility with respect to such matters under the terms and provisions of the Plan).

      12.9 EMPLOYER TO SUPPLY INFORMATION. The Employer shall supply full and timely information to the Committee, including, but not limited to, information relating to each Participant's Compensation, age, retirement, death, or other cause of Severance from Service and such other pertinent facts as the Committee may require. The Employer shall advise the Trustee of such of the foregoing facts as are deemed necessary for the Trustee to carry out the Trustee's duties under the Plan. When making a determination in connection with the Plan, the Committee shall be entitled to rely upon the aforesaid information furnished by the Employer.

      12.10 INDEMNIFICATION. The Company shall indemnify and hold harmless each member of the Committee and each Employee who is a delegate of the Committee against any and all expenses and liabilities arising out of his administrative functions or fiduciary responsibilities, including any expenses and liabilities that are caused by or result from an act or omission constituting the negligence of such individual in the performance of such functions or responsibilities, but excluding expenses and liabilities that are caused by or result from such individual's own gross negligence or willful misconduct. Expenses against which such individual shall be indemnified hereunder shall include, without limitation, the amounts of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted or a proceeding brought or settlement thereof.


                                     XII-3

                                  ARTICLE XIII

                    TRUSTEE AND ADMINISTRATION OF TRUST FUND

      13.1 APPOINTMENT, RESIGNATION, REMOVAL, AND REPLACEMENT OF TRUSTEE. The Trustee shall be appointed, removed, and replaced by and in the sole discretion of the Board. The Trustee shall be the "named fiduciary" with respect to investment of the Trust Fund's assets. No Trustee shall be required to furnish any bond or security for the performance of its powers and duties unless the applicable law makes the furnishing of such bond or security mandatory.

      13.2 TRUST AGREEMENT. As a means of administering the assets of the Plan, the Company has entered into a Trust Agreement with the Trustee. The administration of the assets of the Plan and the duties, obligations, and responsibilities of the Trustee shall be governed by the Trust Agreement. The Trust Agreement may be amended from time to time as the Company deems advisable in order to effectuate the purposes of the Plan. The Trust Agreement is incorporated herein by reference and thereby made a part of the Plan hereof.

      13.3 PAYMENT OF EXPENSES. All expenses incident to the administration of the Plan and Trust, including but not limited to, actuarial, legal, accounting, premiums to the Pension Benefit Guaranty Corporation, Trustee fees, direct expenses of the Employer and the Committee in the administration of the Plan, and the cost of furnishing any bond or security required of the Committee, shall be paid by the Trustee from the Trust Fund and, until paid, shall constitute a claim against the Trust Fund which is paramount to the claims of Participants and beneficiaries; provided, however, that (a) the obligation of the Trustee to pay such expenses from the Trust Fund shall cease to exist to the extent such expenses are paid by the Employer and (b) in the event the Trustee's compensation is to be paid, pursuant to this Section, from the Trust Fund, any individual serving as Trustee who already receives full-time pay from an Employer or an association of Employers whose employees are Participants, or from an employee organization whose members are Participants, shall not receive any additional compensation for serving as Trustee. This Section shall be deemed a part of any contract to provide for expenses of Plan and Trust administration, whether or not the signatory to such contract is, as a matter of convenience, the Employer.

      13.4 TRUST FUND PROPERTY.

            (a) All contributions heretofore made and hereafter made under this Plan shall be paid to the Trustee and shall be held, invested, and reinvested by the Trustee. All property and funds of the Trust Fund, including income from investments and from all other sources, shall be retained for the exclusive benefit of Participants, as provided in the Plan, and shall be used to pay benefits to Participants or their beneficiaries, or to pay expenses of administration of the Plan and Trust Fund to the extent not paid by the Employer.

            (b) No Participant shall have any title to any specific asset in the Trust Fund. No Participant shall have any right to, or interest in, any assets of the Trust Fund upon his Severance from Service or otherwise, except as provided from time to time under this


                                     XIII-1

      Plan, and then only to the extent of the benefits payable to such Participant out of the assets of the Trust Fund.

      13.5 AUTHORIZATION OF BENEFIT PAYMENTS. The Committee shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan. All distributions hereunder shall be made in cash or in the form of a commercial annuity contract.

      13.6 PAYMENTS SOLELY FROM TRUST FUND. All benefits payable under the Plan shall be paid or provided for solely from the Trust Fund, and neither the Employer nor the Trustee assumes any liability or responsibility for the adequacy thereof. The Committee or the Trustee may require execution and delivery of such instruments as are deemed necessary to assure proper payment of any benefits.

      13.7 NO BENEFITS TO THE EMPLOYER. Except as provided in Sections 11.5 and 17.2(c), no part of the corpus or income of the Trust Fund shall be used for any purpose other than the exclusive purpose of providing benefits for the Participants and their beneficiaries and of defraying reasonable expenses of administering the Plan and Trust. Anything to the contrary herein notwithstanding, the Plan shall not be construed to vest any rights in the Employer other than those specifically given hereunder.


                                     XIII-2

                                  ARTICLE XIV

                              FIDUCIARY PROVISIONS

      14.1 ARTICLE CONTROLS. This Article shall control over any contrary, inconsistent, or ambiguous provisions contained in the Plan.

      14.2 GENERAL ALLOCATION OF FIDUCIARY DUTIES. Each fiduciary with respect to the Plan shall have only those specific powers, duties, responsibilities and obligations as are specifically given him under the Plan. The Board shall have the sole authority to appoint and remove the Trustee and members of the Committee. Except as otherwise specifically provided herein, the Committee shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described herein. Except as otherwise specifically provided, the Trustee shall have the sole responsibility for the administration, investment and management of the assets held under the Plan. It is intended under the Plan that each fiduciary shall be responsible for the proper exercise of his own powers, duties, responsibilities and obligations hereunder and shall not be responsible for any act or failure to act of another fiduciary except to the extent provided by law or as specifically provided herein.

      14.3 FIDUCIARY DUTY.

            (a) Each fiduciary under the Plan, including but not limited to the Committee and the Trustee as "named fiduciaries," shall discharge his duties and responsibilities with respect to the Plan:

                  (1) Solely in the interest of the Participants, for the exclusive purpose of providing benefits to Participants, and their beneficiaries, and defraying reasonable expenses of administering the Plan and Trust;

                  (2) With the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

                  (3) By diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is prudent not to do so; and

                  (4) In accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with applicable law.

            (b) No fiduciary shall cause the Plan or Trust Fund to enter into a "prohibited transaction" as provided in section 4975 of the Code or section 406 of the Act.

            (c) No fiduciary shall permit a "prohibited payment" (as defined in section 206(e)(2) of the Act) to be made from the Plan or Trust during a period in which the Plan has a "liquidity shortfall" (as defined in section 302(e)(5) of the Act).


                                     XIV-1

      14.4 DELEGATION OF FIDUCIARY DUTIES. The Committee may appoint subcommittees, individuals, or any other agents as it deems advisable and may delegate to any of such appointees any or all of the powers and duties of the Committee. Such appointment and delegation must be in writing, specifying the powers or duties being delegated, and must be accepted in writing by the delegatee. Upon such appointment, delegation, and acceptance, the delegating Committee members shall have no liability for the acts or omissions of any such delegatee, as long as the delegating Committee members do not violate any fiduciary responsibility in making or continuing such delegation.

      14.5 INVESTMENT MANAGER. The Committee may, in its sole discretion, appoint an "investment manager," with power to manage, acquire, or dispose of any asset of the Plan and to direct the Trustee in this regard, so long as:

            (a) the investment manager is (1) registered as an investment adviser under the Investment Advisers Act of 1940, (2) not registered as an investment adviser under such act by reason of paragraph (1) of section 203A(a) of such act, is registered as an investment adviser under the laws of the state (referred to in such paragraph (1)) in which it maintains its principal office and place of business, and, at the time it last filed the registration form most recently filed by it with such state in order to maintain its registration under the laws of such state, also filed a copy of such form with the Secretary of Labor, (3) a bank, as defined in the Investment Advisers Act of 1940, or (4) an insurance company qualified to do business under the laws of more than one state; and

            (b) such investment manager acknowledges in writing that he is a fiduciary with respect to the Plan.

      Upon such appointment, the Committee shall not be liable for the acts of the investment manager, as long as the Committee does not violate any fiduciary responsibility in making or continuing such appointment. Notwithstanding anything to the contrary herein contained, the Trustee shall follow the directions of such investment manager and shall not be liable for the acts or omissions of such investment manager. The investment manager may be removed by the Committee at any time and within the Committee's sole discretion.


                                     XIV-2

                                   ARTICLE XV

                               ADOPTING EMPLOYERS

      15.1 APPROVAL OF THE BOARD. It is contemplated certain of the Affiliated Companies may adopt this Plan and thereby become Employers hereunder. By appropriate action of its board of directors or noncorporate counterpart, any such Affiliated Company, whether or not presently existing, may become, upon approval of the Board, a party hereto.

      15.2 SINGLE PLAN. For purposes of the Code and the Act, the Plan as adopted by the Employers shall constitute a single plan rather than a separate plan of each Employer. All assets in the Trust Fund shall be available to pay benefits to all Participants and their beneficiaries.

      15.3 AMENDMENTS, TERMINATION AND APPOINTMENT OF COMMITTEE AND TRUSTEE. The power to appoint or otherwise affect the Committee or the Trustee and the power to amend the Plan and Trust Agreement or to terminate the Plan shall be exercised by the Board alone. Nevertheless, any Employer may, with the consent of the Board, incorporate in its adoption agreement or in an amendment document specific provisions relating to the operation of the Plan, and such provisions shall become a part of the Plan as to such Employer only.

      15.4 TRANSFERS AMONG EMPLOYERS. Transfer of employment among Employers and Affiliated Companies shall not be considered a Severance from Service hereunder, and an Hour of Service or Service with one Employer or Affiliated Company shall be considered as an Hour of Service or Service with all other Employers and Affiliated Companies. If a Participant participates in the Plan while employed by more than one Employer or Affiliated Company (or a combination thereof), the costs of providing that portion of the benefits payable to or on behalf of such Participant shall be apportioned among the Employers and/or Affiliated Companies based upon the Creditable Service and Compensation applicable to such employment, as determined by the actuary for the Plan.

      15.5 TERMINATION OF PARTICIPATION. Any Employer may, by appropriate action of its board of directors or noncorporate counterpart, terminate its participation in the Plan. Moreover, the Board may, in its discretion, terminate an Employer's Plan participation at any time. In addition, unless otherwise provided by the Board, an Employer shall terminate its participation in the Plan effective as of the date such Employer ceases to be an Affiliated Company.

      15.6 SINGLE PLAN. For purposes of the Code and the Act, the Plan as adopted by the Employers shall constitute a single plan rather than a separate plan of each Employer. All assets in the Trust Fund shall be available to pay benefits to all Participants and their beneficiaries.

                                  ARTICLE XVI

                                   AMENDMENTS

      16.1 RIGHT TO AMEND. Subject to Section 16.2 and any other limitations contained in the Act or the Code, the Board may from time to time amend, in whole or in part, any or all provisions of the Plan on behalf of all Employers. Specifically, but not by way of limitation, the Board may make any amendment necessary to acquire and maintain a qualified status for the Plan under the Code, whether or not retroactive.

      16.2 LIMITATIONS ON AMENDMENTS. No amendment of the Plan may be made that would vest in the Employer, directly or indirectly, any interest in or control of the Trust Fund. No amendment shall be made that would vary the Plan's exclusive purpose of providing benefits to Participants and their beneficiaries and defraying reasonable expenses of administering the Plan or that would permit the diversion of any part of the Trust Fund from that exclusive purpose. No amendment shall be made that would reduce any then nonforfeitable interest of a Participant. No amendment shall increase the duties or responsibilities of the Trustee unless the Trustee consents thereto in writing. No amendment shall be made that will increase liabilities under the Plan for any Employer while such Employer is a debtor in bankruptcy under title 11, United States Code, or similar federal or state law if (a) such increased liabilities result from (1) any increase in benefits, (2) any change in the accrual of benefits, or (3) any change in the rate at which benefits become nonforfeitable under the Plan, with respect to Employees of such Employer, and (b) such amendment is effective prior to the effective date of such Employer's plan of reorganization.


                                      XVI-1

                                  ARTICLE XVII

          TERMINATION, PARTIAL TERMINATION, AND MERGER OR CONSOLIDATION

      17.1 RIGHT TO TERMINATE OR PARTIALLY TERMINATE. The Company has established the Plan with the bona fide intention and expectation that from year to year it will be able to, and will deem it advisable to, make its contributions as herein provided. However, the Company realizes that circumstances not now foreseen, or circumstances beyond its control, may make it either impossible or inadvisable for the Company to continue to make its contributions to the Plan. Therefore, the Board shall have the right and the power to terminate the Plan or partially terminate the Plan at any time hereafter. Each member of the Committee, the Trustee and all affected Participants shall be notified of such termination or partial termination.

      17.2 PROCEDURE IN THE EVENT OF TERMINATION OR PARTIAL TERMINATION.

            (a) If the Plan is terminated or partially terminated, the Vested Interest of each affected Participant shall be 100%, effective as of the termination date or the partial termination date, as applicable.

            (b) Upon termination of the Plan, the affected assets of the Trust Fund shall be liquidated and distributed in accordance with section 4044 of the Act and the time of payment, form of payment, and consent provisions of Articles VIII and IX.

            (c) Upon termination of the Plan and notwithstanding any other provisions of the Plan, after the satisfaction of all liabilities of the Plan to the affected Participants and beneficiaries, the Employer shall receive any remaining amount resulting from any variations between actual requirements and actuarially expected requirements.

            (d) Upon termination of the Plan and notwithstanding any other provisions of the Plan, the Plan termination benefit of any Highly Compensated Employee, and any "highly compensated former employee," as such term is defined in section 414(q)(9) of the Code, shall be limited to a benefit that is nondiscriminatory under section 401(a)(4) of the Code and regulations promulgated thereunder.

      17.3 MERGER, CONSOLIDATION, OR TRANSFER. This Plan or Trust Fund may not merge or consolidate with, or transfer its assets or liabilities to, any other plan, unless immediately thereafter each Participant would, in the event such other plan terminated, be entitled to a benefit which is equal to or greater than the benefit to which he would have been entitled if the Plan were terminated immediately before the merger, consolidation, or transfer.


                                     XVII-1

                                  ARTICLE XVIII

                            MISCELLANEOUS PROVISIONS

      18.1 NOT CONTRACT OF EMPLOYMENT. The adoption and maintenance of the Plan shall not be deemed to be, either a contract between the Employer and any person or consideration for the employment of any person. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Employer or to restrict the right of the Employer to discharge any person at any time nor shall the Plan be deemed to give the Employer the right to require any person to remain in the employ of the Employer or to restrict any person's right to terminate his employment at any time.

      18.2 ALIENATION OF INTEREST FORBIDDEN. Except as otherwise provided with respect to "qualified domestic relations orders" and certain judgments and settlements pursuant to section 206(d) of the Act and sections 401(a)(13) and 414(p) of the Code, and except as otherwise provided under other applicable law, no right or interest of any kind in any benefit shall be transferable or assignable by any Participant or any beneficiary or be subject to anticipation, adjustment, alienation, encumbrance, garnishment, attachment, execution, or levy of any kind. Plan provisions to the contrary notwithstanding, the Committee shall comply with the terms and provisions of any "qualified domestic relations order" and shall establish appropriate procedures to effect the same; provided, however, except as required by applicable law, an alternate payee under a qualified domestic relations order shall not have a right to commence receipt of benefits payments from the Plan at a time earlier than the Participant from whose Plan benefit the assignment is made could have commenced receipt of such assigned Plan benefit.

      18.3 UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT REQUIREMENTS. Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Code.

      18.4 PAYMENTS TO MINORS AND INCOMPETENTS. If a Participant or beneficiary entitled to receive a benefit under the Plan is a minor or is determined by the Committee in its discretion to be incompetent or is adjudged by a court of competent jurisdiction to be legally incapable of giving valid receipt and discharge for a benefit provided under the Plan, the Committee may pay such benefit to the duly appointed guardian or conservator of such Participant or beneficiary for the account of such Participant or beneficiary. If no guardian or conservator has been appointed for such Participant or beneficiary, the Committee may pay such benefit to any third party who is determined by the Committee, in its sole discretion, to be authorized to receive such benefit for the account of such Participant or beneficiary. Such payment shall operate as a full discharge of all liabilities and obligations of the Committee, the Trustee, the Employer, and any fiduciary of the Plan with respect to such benefit.

      18.5 PARTICIPANT'S AND BENEFICIARY'S ADDRESSES. It shall be the affirmative duty of each Participant to inform the Committee of, and to keep on file with the Committee, his current mailing address and the current mailing address of his designated beneficiary. If a Participant fails to keep the Committee informed of his current mailing address and the current mailing address of his designated beneficiary, neither the Committee, the Trustee, the Employer, nor any


                                    XVIII-1
fiduciary under the Plan shall be responsible for any late or lost payment of a benefit or for failure of any notice to be provided timely under the terms of the Plan.

      18.6 NONDISCRIMINATION TESTING. For purposes of satisfying the nondiscrimination and coverage requirements of sections 401(a)(4) and 410(b) of the Code, the Company may elect, in accordance with applicable Treasury regulations, to determine the Highly Compensated Employees for the "look-back year" on the basis of the "determination year," as such terms are defined in Treasury regulation Section 1.414(q)-IT.

      18.7 INCORRECT INFORMATION, FRAUD, CONCEALMENT, OR ERROR. Any contrary provisions of the Plan notwithstanding, if, because of a human or systems error, or because of incorrect information provided by or correct information failed to be provided by, fraud, misrepresentation, or concealment of any relevant fact (as determined by the Committee) by any person, the Plan enrolls any individual, pays benefits under the Plan, incurs a liability or makes any overpayment or erroneous payment, the Plan shall be entitled to recover from such person the benefit paid or the liability incurred, together with all expenses incidental to or necessary for such recovery.

      18.8 SEVERABILITY. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof. In such case, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

      18.9 JURISDICTION. The situs of the Plan hereby created is Texas. All provisions of the Plan shall be construed in accordance with the laws of Texas except to the extent preempted by federal law.


                                    XVIII-2

                                   ARTICLE XIX

                                TOP-HEAVY STATUS

      19.1 ARTICLE CONTROLS. Any Plan provisions to the contrary notwithstanding, the provisions of this Article shall control to the extent required to cause the Plan to comply with the requirements imposed under section 416 of the Code.

      19.2 DEFINITIONS. For purposes of this Article, the following terms and phrases shall have these respective meanings:

            (a) ACCOUNTS: As of any Valuation Date, the aggregate amount credited to an individual's account or accounts under a qualified defined contribution plan maintained by the Company or an Affiliated Company (excluding employee contributions which were deductible within the meaning of section 219 of the Code and rollover or transfer contributions made after December 31, 1983 by or on behalf of such individual to such plan from another qualified plan sponsor by an entity other than the Company or an Affiliated Company), increased by (1) the aggregate distributions made to such individual form such plan during the five-year period ending on the Determination Date other than those made on account of his termination of employment, death or disability, (2) the aggregate distributions made to such individual from such plan during the one-year period ending on the Determination Date on account of his termination of employment, death or disability, and (3) the amount of any contributions due as of the Determination Date immediately following such Valuation Date.

            (b) ACCRUED BENEFIT: As of any Valuation Date, the present value (computed on the basis of the assumptions specified in Paragraph (c) below) of the cumulative accrued benefit (excluding the portion thereof which is attributable to employee contributions which were deductible pursuant to section 219 of the Code, to rollover or transfer contributions made after December 31, 1983 by or on behalf of such individual to such plan from another qualified plan sponsored by an entity other than the Company or an Affiliated Company) of an individual under a qualified defined benefit plan maintained by the Company or an Affiliated Company increased by (1) the aggregate distributions made to such individual from such plan during the five-year period ending on the Determination Date other than those made on account of his termination of employment, death or disability, (2) the aggregate distributions made to such individual from such plan during the one-year period ending on the Determination Date on account of his termination of employment, death or disability, and (3) the estimated benefit accrued by such individual between such Valuation Date and the Determination Date immediately following such Valuation Date. Solely for the purpose of determining top-heavy status, the Accrued Benefit of an individual shall be determined under (10 the method, if any, that uniformly applies for accrual purposes under all qualified defined benefit plans maintained by the Company and the Affiliated Companies, or
      (2) if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under section 411(b)(1)(C) of the Code.


                                     XIX-1

            (c) AGGREGATION GROUP: The group of qualified plans maintained by the Employer and each Affiliated Company consisting of (1) each plan in which a Key Employee participates and each other plan that enables a plan in which a Key Employee participates to meet the requirements of section 401(a)(4) or 410 of the Code, or (2) each plan in which a Key Employee participates, each other plan that enables a plan in which a Key Employee participates to meet the requirements of section 401(a)(4) or 410 of the Code and any other plan that the Employer elects to include as a part of such group; provided, however, that the Employer may elect to include a plan in such group only if the group will continue to meet the requirements of sections 401(a)(4) and 410 of the Code.

            (d) ANNUAL RETIREMENT BENEFIT: A benefit payable annually in the form of a single life annuity for the life of a Participant (with no ancillary benefits) beginning at his Normal Retirement Date.

            (e) AVERAGE REMUNERATION FOR HIS HIGH FIVE YEARS: The result obtained by dividing the total Remuneration paid to a Participant during a considered period by the number of years for which such Remuneration was received. The considered period shall be the five consecutive Years of Service during which the Participant was both an active Participant in the Plan and had the greatest Remuneration from the Employer; provided, however, that if the Participant has less than five consecutive Years of Service, such shorter period shall be deemed his considered period.

            (f) DETERMINATION DATE: For the first Plan Year of any plan, the last day of such Plan Year and for each subsequent Plan Year of such plan, the last day of the preceding Plan Year.

            (g) KEY EMPLOYEE: An Employee or former Employee (including a deceased Employee) who at any time during the Plan Year is (a) an officer of any Affiliated Company having Compensation greater than $130,000.00 (as adjusted by the Secretary of Treasury from time to time for increases in the cost of living), (b) a Five Percent Owner of any Affiliated Company, treated separately, or (c) a one percent owner (within the meaning of section 416(i) of the Code) of any Affiliated Company, treated separately, having Compensation greater than $150,000.00. For this purpose no more than fifty (50) employees or, if lesser, the greater of three (3) employees or ten percent (10%) of the employees shall be treated as officers.

            For purposes of determining the number of officers taken into account, the following employees shall be excluded: (1) employees who have not completed six (6) months of Vesting Service, (2) employees who normally work less than seventeen and one-half (17-1/2) hours per week,
      (3) employees who normally work not more than six (6) months during any year, (4) employees who have not attained the age of twenty-one (21), and
      (5) except to the extent provided in Regulations, employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and an Affiliated Company. Section 416(i) of the Code shall be used to determine percentage of ownership.


                                     XIX-2

            The determination of who is a Key Employee will be made in accordance with section 416(i) of the Code and applicable Regulations.

            (h) PLAN YEAR: With respect to any plan, the annual accounting period used by such plan for annual reporting purposes.

            (i) REMUNERATION: Compensation within the meaning of section 415(c)(3) of the Code, as limited by section 401(a)(17) of the Code.

            (j) VALUATION DATE: With respect to any Plan Year of any defined contribution plan, the most recent date within the 12-month period ending on a Determination Date as of which the trust fund established under such plan was valued and the net income (or loss) thereof allocated to participants' accounts. With respect to any Plan Year of any defined benefit plan, the most recent date within a 12-month period ending on a Determination Date as of which the plan assets were valued for purposes of computing plan costs for purposes of the requirements imposed under section 412 of the Code.

      19.3 TOP-HEAVY STATUS. The Plan shall be deemed to be top-heavy for a Plan Year commencing after December 31, 1983, if, as of the Determination Date for such Plan Year, (1) the sum of Accrued Benefits of Members who are Key Employees exceeds 60% of the sum of Accrued Benefit of all Members unless an Aggregation Group including the Plan is not top-heavy or (2) an Aggregation Group including the Plan is top-heavy. An Aggregation Group shall be deemed to be top-heavy as of a Determination Date if the sum (computed in accordance with section 416(g)(2)(B) of the Code and the Treasury Regulations promulgated thereunder) of
(1) the Account Balances of Key Employees under all defined contribution plans included in the Aggregation Group and (2) the Accrued Benefits of Key Employees under all defined benefit plans included in the Aggregation Group exceeds 60% of the sum of the Account Balances and the Accrued Benefits of all individuals under such plans. Notwithstanding the foregoing, the Account Balances and Accrued Benefits of individuals who are not Key Employees in any Plan Year but who were Key Employees in any prior Plan Year shall not be considered in determining the top-heavy status of the Plan for such Plan Year. Further, notwithstanding the foregoing, for purposes of determining top-heavy status for Plan Years commencing after December 31, 1984, the Account Balances and Accrued Benefits of individuals who have not performed services for the Company or any Affiliated Company at any time during the one-year period ending on the applicable Determination Date shall not be considered.

      19.4 TOP-HEAVY VESTING SCHEDULE. If the Plan is determined to be top-heavy for a Plan Year, the Vested Interest of each Participant who is credited with an Hour of Service during such Plan Year shall be determined in accordance with the following schedule:

                            YEARS OF
                        VESTING SERVICE                         VESTED INTEREST
                        ---------------                         ---------------
                       Less than 3 years                              0%
                        3 years or more                              100%


                                     XIX-3

      For purposes of this Section 19.4, Years of Vesting Service shall be determined under the rules of section 411(a)(4), (5) and (6) of the Code except that Years of Vesting Service beginning prior to January 1, 1984 and Years of Vesting Service for any Plan Year for which the Plan was not top-heavy shall be disregarded. Also, any Year of Vesting Service shall be disregarded to the extent that such Year of Vesting Service occurs during a Plan Year when the Plan benefits (within the meaning of section 410(b) of the Code) no Key Employee or former Key Employee.

      19.5 TOP-HEAVY BENEFIT.

            (a) If the Plan is determined to be top-heavy for a Plan Year, the retirement benefit, payable at the time and in the form provided in
      Article IX, of each Participant who is not a Key Employee shall in no event be less than the Actuarial Equivalent of an Annual Retirement Benefit equal to the lesser of:

                  (1) 2% of his Average Remuneration for His High Five Years multiplied by his Years of Service; or

                  (2) 20% of his Average Remuneration for His High Five Years.

            (b) The minimum benefit required to be accrued for a Plan Year pursuant to this Section for a Participant shall be accrued regardless of whether such Participant has terminated his employment with the Employer prior to the end of such Plan Year.

            (c) Notwithstanding the foregoing, no benefit shall be accrued pursuant to this Paragraph for a Plan Year with respect to a Participant who is a participant in another defined benefit plan sponsored by the Employer or an Affiliated Company if such Participant accrues under such defined benefit plan (for the plan year of such plan ending with or within the Plan Year of the Plan) a benefit that is at least equal to the benefit described in section 416(c)(l) of the Code.

            (d) Notwithstanding the foregoing, no benefit shall be accrued pursuant to this Section for a Plan Year with respect to a Participant who is a participant in a defined contribution plan sponsored by the Employer or an Affiliated Company if such Participant receives under such defined contribution plan (for the plan year of such plan ending with or within the Plan Year of the Plan) a contribution which is equal to or greater than 5% of such Participant's Remuneration for such Plan Year. If the preceding sentence is not applicable, the requirements of this Section shall be met by providing a minimum benefit under the Plan which, when considered with the benefit provided under such defined contribution plan as an offset, is at least equal to the minimum benefit provided pursuant to this Section. For this purpose, the actuarial assumptions specified in the Plan shall be utilized to determine the value of such offset as of the applicable Determination Date.

      19.6 TERMINATION OF TOP-HEAVY STATUS. If the Plan has been deemed to be top-heavy for one or more Plan Years and thereafter ceases to be top-heavy, the provisions of this Article shall cease to apply to the Plan effective as of the Determination Date on which it is deemed no


                                     XIX-4
longer to be top-heavy. Notwithstanding the foregoing, the Vested Interest of each Participant as of such Determination Date shall not be reduced and, with respect to each Participant who has three or more years of Vesting Service on such Determination Date, the Vested Interest of each such Participant shall continue to be determined in accordance with the schedule set forth in Section
19.4. Further, notwithstanding the foregoing, the Accrued Benefit of a Participant shall in no event be less than the Actuarial Equivalent of the benefit determined in accordance with Section 19.5(a), if applicable, as of the last Determination Date on which the Plan was deemed to be top-heavy.

      19.7 EFFECT OF ARTICLE. Notwithstanding anything contained herein to the contrary, the provisions of this Article shall automatically become inoperative and of no effect to the extent not required by the Code or the Act.


                                     XIX-5

      EXECUTED on the 6th day of March 2003, effective as of January 1, 2002.

                               TEXAS EASTERN PRODUCTS PIPELINE COMPANY, LLC


                               By: /s/ BARRY R. PEARL
                                   ----------------------------------------
                               Title: President and Chief Executive Officer